UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21236

Dreyfus Premier Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/05

P:\Edgar Filings\Pending\720\NCSR-SEMI-720-5-2005\formncsr720.DOC

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
17	Notes to Financial Statements
25	Portfolio Information (Master Portfolio)
26	Statement of Investments (Master Portfolio)
33	Statement of Assets and Liabilities
(Master Portfolio)
34	Statement of Operations (Master Portfolio)
35	Statement of Changes in Net Assets
(Master Portfolio)
36	Financial Highlights (Master Portfolio)
37	Notes to Financial Statements (Master Portfolio)
47	Factors Considered by Board of Trustees
in Approving Advisory Agreement
(Master Portfolio)
53	Trustees and Officers (Master Portfolio)

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier
International Equity Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier International Equity Fund covers the six-month period from October 1, 2004, through March 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Remi J. Browne and Peter S. Carpenter, of The Boston Company Asset Management, LLC, adviser to the Master Portfolio in which the fund invests all of its assets.

International stocks gained value in local currency terms over the reporting period, enabling them to produce higher returns than U.S. equities, on average. In addition, returns for U.S. investors generally were boosted by a weakening U.S. dollar relative to most foreign currencies, especially during the fourth quarter of 2004. Global investors apparently were attracted to non-U.S. shares because of their relatively attractive valuations amid strong economic growth in the emerging markets of Asia, Latin America and Eastern Europe.

In our view, the international stock markets’ recent performance highlights the potential benefits of a long-term investment perspective and a globally diversified portfolio.As always, we believe it is important to stay in touch with your financial advisor, who can help you respond to the challenges and opportunities of a changing investment environment.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Remi J. Browne, CFA, and Peter S. Carpenter, CFA,
Portfolio Managers
The Boston Company Asset Management, LLC,
Investment Adviser

How did Dreyfus Premier International Equity Fund perform relative to its benchmark?

For the six-month period ended March 31, 2005, the fund produced total returns of 16.40% for its Class A shares, 15.98% for its Class B shares, 15.94% for its Class C shares, 16.51% for its Class R shares and 16.23% for its Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”), produced a total return of 15.13% for the same period.2

International markets generally outperformed U.S. stocks during the reporting period, as a strong global economy supported demand for energy and industrial commodities.The weakening U.S. dollar magnified international results for U.S. investors.The fund produced slightly higher returns than the MSCI EAFE Index due to attractive results within the energy and financial sectors.

What is the fund’s investment approach?

The fund seeks long-term growth of capital.The fund is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company International Core Equity Portfolio, which is a series of the Mellon Institutional Funds Master Portfolio.The fund (as used herein, “fund” refers to the Dreyfus fund and the Master Portfolio) invests, under normal circumstances, at least 80% of its assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.Although we generally seek to allocate assets among countries in accordance with the MSCI EAFE Index, deviations may occur. Similarly, we use the industry group allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.The fund also may invest up to 20% of its net assets in high-grade fixed-income securities of any maturity or duration.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. We employ a bottom-up investment approach, which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

What other factors influenced the fund’s performance?

The six-month period began with a rally after the 2004 Summer Olympics in Athens proceeded without incident, and investor sentiment continued to improve as the U.S. presidential election produced a decisive outcome and Iraq successfully conducted its first election. While every market in the MSCI EAFE Index produced positive absolute returns over the reporting period, some were up significantly more than others. For example, markets in Austria and Greece were up sharply, but Hong Kong and Ireland achieved only modest gains. However, most international markets outperformed the U.S. stock market.

While energy prices and interest rates already had begun to rise by the start of the reporting period, these factors did not appear to hinder economic growth.Economic growth in China was especially robust,and its voracious appetite for energy and raw materials created trade opportunities with other countries, helping to boost their economies as well.

China’s growing industrial economy helped support energy prices near record levels, benefiting the world’s energy companies. Indeed, the fund’s top performers during the reporting period included two Australian energy-related companies: Caltex Australia Ltd., which refines and markets petroleum products, and Oil Search, which specializes in exploration for new reserves.

The fund’s performance also received positive contributions from the financial sector, where insurance companies fared particularly well.The series of hurricanes in the southeastern United States in the fall of 2004 led to higher prices for new policies even among companies relatively unburdened by claims.As a result, earnings and stock prices rose for Insurance Australia Group Ltd. and two United Kingdom-based companies, Friends Provident and Aviva PLC.While banks had a more

4

difficult time growing their earnings amid rising interest rates, Greece’s Alpha Bank AE rose substantially as Greek stocks recovered from an earlier market downturn.

However, the fund was less successful in the technology sector, where the fund’s returns generally trailed the MSCI EAFE Index’s technology component. In the health care sector, the fund’s holdings of pharmaceutical stocks came under pressure when several manufacturers ended sales of major products due to safety issues.

What is the fund’s current strategy?

The fund remains fully invested in companies identified using a stock selection process that focuses on the prospects of individual companies rather than broader economic or industry themes. However, we remain aware of the influence exerted by major macroeconomic factors such as renewed inflationary pressures, questions regarding the sustainability of China’s growth and persistently sluggish technology spending, all of which have the potential to hold back equity returns. Nonetheless, we believe that most international stocks are attractively valued relative to their U.S. counterparts, and we have continued to find investment opportunities in markets throughout the world.

April 15, 2005
The fund invests in a “Master Portfolio” that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The investment adviser to the Master
Portfolio is The Boston Company Asset Management, LLC, an affiliate of Dreyfus. References to the “fund” in this report generally mean the fund and the Master Portfolio in which it invests.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until the fund’s total assets reach $15 million and, in any event, at least until September
30, 2005. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund

5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Equity Fund from October 1, 2004 to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.09	$ 12.12	$ 12.11	$ 6.75	$ 9.43
Ending value (after expenses)	$1,164.00	$1,159.80	$1,159.40	$1,165.10	$1,162.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.54	$ 11.30	$ 11.30	$ 6.29	$ 8.80
Ending value (after expenses)	$1,017.45	$1,013.71	$1,013.71	$1,018.70	$1,016.21

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for
Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	E q u i ty	Fu n d

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
Value

Assets ($):
Investment in The Boston Company International
Core Equity Portfolio (Portfolio), at value (Note 1A)	8,523,661
Receivable for Fund shares sold	45,263
Receivable from administrator (Note 2)	13,880
Prepaid expenses	66,577
8,649,381

Liabilities ($):
Accrued professional fees	9,238
Accrued transfer agent fees	420
Payable for Fund shares redeemed	2,426
Accrued distribution fees	2,082
Accrued service fees	1,102
Accrued expenses and other liabilities	3,016
18,284

Net Assets ($)	8,631,097

Composition of Net Assets ($):
Paid-in capital	8,101,949
Undistributed net investment income	2,732
Accumulated net realized gain	293,169
Net unrealized appreciation	233,247

Net Assets ($)	8,631,097

Net Assets Attributable to ($):
Class A	2,753,587
Class B	2,368,730
Class C	3,146,228
Class R	15,927
Class T	346,625

The Fund

7

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	E q u i ty	Fu n d

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited) (continued)
Value

Shares of beneficial interest outstanding:
Class A	90,427
Class B	78,294
Class C	103,975
Class R	518.3
Class T	11,363

Net Asset Value, Per Share ($):
(Net Assets/Shares outstanding)
Class A	30.45
Class B	30.25
Class C	30.26
Class R	30.73
Class T	30.50

The accompanying notes are an integral part of the financial statements

8

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	E q u i ty	Fu n d

STATEMENT OF OPERATIONS Six Months Ended March 31, 2005 (Unaudited)
Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio
(net of foreign withholding taxes of $6,287)	52,871
Interest income allocated from Portfolio	1,228
Security lending income allocated from Portfolio	1,182
Expenses allocated from Portfolio	(24,540)
Net investment income allocated from Portfolio	30,741
Expenses:
Professional fees	21,351
Registration fees	26,574
Distribution fees (Note 2b)	12,568
Shareholder servicing costs (Note 2c)	6,282
Transfer agent fees (Note 2c)	11,657
Administration fees (Note 2a)	2,518
Directors fees and expenses (Note 2d)	192
Prospectus and shareholder reports	17,856
Total Expenses	98,998
Less—reimbursement of Fund operating expenses (Note 2a)	(72,771)
Net Expenses	26,227
Net Investment Income	4,514

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) allocated from Portfolio on:
Investment security transactions, foreign currency transactions
and forward foreign currency exchange contracts	316,527
Change in unrealized appreciation (depreciation)
on investments allocated from Portfolio	206,233
Net Realized and Unrealized Gain on Investments	522,760
Net Increase in Net Assets from Operations	527,274

The accompanying notes are an integral part of the financial statements

The Fund

9

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	E q u i ty	Fu n d

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Operations ($):
Increase (Decrease) in Net Assets:
From Investment Operations:
Investment income—net	4,514	5,523
Net realized gain (loss) on investments	316,527	111,136
Change in net unrealized appreciation
on investments	206,233	16,660
Net Increase in Net Assets
from Investment Operations	527,274	133,319

Dividends to Shareholders from ($)
Net investment income:
Class A	(2,611)	(577)
Class B	—	(383)
Class C	(2,873)	—
Class R	(51)	(48)
Class T	(140)	(80)
Net realized gains on investments:
Class A	(401)	(1,013)
Class B	(568)	(1,229)
Class C	(665)	(338)
Class R	(5)	(82)
Class T	(26)	(208)
Total Dividends	(7,340)	(3,958)

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	2,647,660	1,436,774
Class B	1,528,931	748,077
Class C	2,595,313	451,339
Class R	1,008	1,820
Class T	303,956	16,938

10

	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Fund Share (Principal)
Transactions (Note 4) ($) (continued):
Dividends reinvested:
Class A	2,597	1,556
Class B	537	1,541
Class C	2,707	338
Class R	48	130
Class T	166	288
Cost of shares redeemed:
Class A	(622,035)	(907,545)
Class B	(206,175)	(12,881)
Class C	(73,357)	(58,887)
Class R	—	—
Class T	(2,388)	—
Net Increase in Net Assets
from Fund Share Transactions	6,178,968	1,679,488
Total Increase (Decrease) in Net Assets	6,698,902	1,808,849

Net Assets ($):
Beginning of period	1,932,195	123,346
End of period	8,631,097	1,932,195
Undistributed investment income-net	2,732	3,893
The accompanying notes are an integral part of the financial statements

The Fund

11

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	E q u i ty	Fu n d

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class A Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.23	21.15	17.16
Investment Operations:
Investment income—net †	.09[b]	.25[b]	.12[b]
Net realized and unrealized gain (loss) on investments	4.21	5.15	3.87
Total from investment operations	4.30	5.40	3.99
Distributions:
Dividends from investment income—net	(.07)	(.12)	—
Dividends from net realized gains on investments	(.01)	(.20)	—
Total Distributions	(.08)	(.32)	—
Net asset value, end of period	30.45	26.23	21.15

Total Return (%)	16.40[c,d]	25.71[c]	23.25[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.75[d]	1.44	.99[d]
Net investment income (to average daily net assets) †	.35[d]	.97	.62[d]

Net Assets, end of period ($ X 1,000)	2,754	561	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.29)[b]	(1.54)[b]	(25.60)[b]
Ratios (to average daily net assets) (%)
Expenses	2.19[d]	8.92	130.43[d]
Net investment (loss)	(1.08)[d]	(6.50)	(128.82)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

12

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class B Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.09	21.14	17.16
Investment Operations:
Investment income (loss)—net †	(.03)[b]	.05[b]	.03[b]
Net realized and unrealized gain (loss) on investments	4.20	5.16	3.95
Total from investment operations	4.17	5.21	3.98
Distributions:
Dividends from investment income—net	—	(.06)	—
Dividends from net realized gains on investments	(.01)	(.20)	—
Total Distributions	(.01)	(.26)	—
Net asset value, end of period	30.25	26.09	21.14

Total Return (%)	15.98[c,d]	24.82[c]	23.19[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.12[e]	2.19	1.49[d]
Net investment income (loss)
(to average daily net assets) †	(0.09)[e]	0.22	.13[d]

Net Assets, end of period ($ X 1,000)	2,369	840	43

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.42)[b]	(1.66)[b]	(25.48)[b]
Ratios (to average daily net assets) (%)
Expenses	2.58[d]	9.67	130.93[d]
Net investment (loss)	(1.55)[d]	(7.26)	(129.31)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

13

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class C Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.15	21.14	17.16
Investment Operations:
Investment income (loss)—net †	—	.05[b]	0.03[c]
Net realized and unrealized gain (loss) on investments	4.16	5.16	3.95
Total from investment operations	4.16	5.21	3.98
Distributions:
Dividends from investment income—net	(.04)	—	—
Dividends from net realized gains on investments	(.01)	(.20)	—
Total Distributions	(.05)	(.20)	—
Net asset value, end of period	30.26	26.15	21.14

Total Return (%)	15.94[c,d]	24.77[c]	23.19[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.12[d]	2.19	1.48[d]
Net investment income (loss)
(to average daily net assets) †	—[d]	.22	.13[d]

Net Assets, end of period ($ X 1,000)	3,146	488	55

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.36)[b]	(1.66)[b]	(25.73)[b]
Ratios (to average daily net assets) (%)
Expenses	2.52[d]	9.67	130.92[d]
Net investment (loss)	(1.39)[d]	(7.26)	(129.31)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class R Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.47	21.28	17.16
Investment Operations:
Investment income—net †	.10	.30[b]	.15[b]
Net realized and unrealized gain
(loss) on investments	4.28	5.21	3.97
Total from investment operations	4.38	5.51	4.12
Distributions:
Dividends from investment income—net	(.11)	(.12)	—
Dividends from net realized gains on investments	(.01)	(.20)	—
Total Distributions	(.12)	(.32)	—
Net asset value, end of period	30.73	26.47	21.28

Total Return (%)	16.51[c,d]	26.08[c]	24.01[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.62[d]	1.19	.83[d]
Net investment income (to average daily net assets) †	.33[d]	1.22	.79[d]

Net Assets, end of period ($ X 1,000)	16	13	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.35)[b]	(1.49)[b]	(24.47)[b]
Ratios (to average daily net assets) (%)
Expenses	2.17[e]	8.67	130.27[d]
Net investment (loss)	(1.21)[e]	(6.26)	(128.65)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class T Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	26.30	21.21	17.16
Investment Operations:
Investment income—net †	.08[b]	.17[b]	.09[b]
Net realized and unrealized gain
(loss) on investments	4.19	5.20	3.96
Total from investment operations	4.27	5.37	4.05
Distributions:
Dividends from investment income—net	(.06)	(.08)	—
Dividends from net realized gains on investments	(.01)	(.20)	—
Total Distributions	(.07)	(.28)	—
Net asset value, end of period	30.50	26.30	21.21

Total Return (%)	16.23[c,d]	25.48[c]	23.60[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	87[d]	1.69	1.16[d]
Net investment income (to average daily net assets) †	.30[d]	.72	.45[d]

Net Assets, end of period ($ X 1,000)	347	30	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.29)[b]	(1.60)[b]	(24.48)[b]
Ratios (to average daily net assets) (%)
Expenses	2.21[d]	9.17	130.60[d]
Net investment (loss)	(1.03)[d]	(6.76)	(128.99)[d]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

16

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	E q u i ty	Fu n d

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Equity Fund (the “Fund”) is a separate diversified portfolio of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering one series.The Fund’s investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company International Core Equity Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund.The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Europe,Australasia and Far East (EAFE®) Index and Canada.The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio.The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 5% at March 31, 2005).The performance of the Fund is directly affected by the performance of the Portfolio.The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C,

The Fund

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relate net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles.All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

18

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: The Fund intends to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2004 was as follows: undistributed ordinary income $1,912 and capital gains $2,046.The tax character of distributions will be determined at the end of the current fiscal year.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

At a meeting of the Fund's Board of Trustees held on October 25, 2004, the Board reviewed information provided by Dreyfus that compared the Fund's performance and expense ratios to a comparison group of funds and to relevant Lipper averages. The Board discussed the results of the comparisons and noted that the Fund's outperformed the comparison group and Lipper averages on a total return basis for the reported time periods, and that the Fund's expense ratio was lower than the Lipper average after giving effect to the undertaking by Dreyfus to voluntarily reduce the Fund's expense ratio.

Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 distribution plan fees, shareholder services plan fees and any class specific expenses, to 1.25% of the Fund’s average daily net assets. Pursuant to this expense limitation, for the period ended March 31, 2005, Dreyfus voluntarily reimbursed the Fund in the amount of $72,771 for its operating expenses. Dreyfus has contractually agreed to this expense limitation and or waiver until the Fund’s total assets reach $15 million and, in any event, at least until September 30, 2005.

During the period ended March 31, 2005, the Distributor retained $4,344 and $26 from commissions earned on sales of Class A and Class T shares, respectively, and $4 and $147 from contingent deferred sales charges on redemptions of the Fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing

20

its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31,2005,Class B,Class C and Class T shares were charged $6,202, $6,164 and $202, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents During the period ended March 31,2005, Class A, Class B, Class C and Class T shares were charged $1,958, $2,067, $2,055 and $202, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 2005, the Fund was charged $2,207 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended March 31, 2005 aggregated $7,089,922 and $1,019,323, respectively.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Capital Share Transactions:
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Class A:
Shares sold	91,407	56,888
Dividends reinvested	89	67
Shares redeemed	(22,469)	(35,963)
Net increase	69,027	20,992
Class B:
Shares sold	53,162	30,649
Dividends reinvested	18	66
Shares redeemed	(7,070)	(546)
Net increase	46,110	30,169
Class C:
Shares sold	87.704	18,534
Dividends reinvested	93	14
Shares redeemed	(2,475)	(2,487)
Net increase	85,322	16,061
Class R:
Shares sold	32	71
Dividends reinvested	2	6
Net increase	34	77
Class T:
Shares sold	10,279	738
Dividends reinvested	6	12
Shares redeemed	(80)	0
Net increase	10,205	750

22

At March 31, 2005, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held of record approximately 80% of the total outstanding shares of the Class R shares of the Fund. In addition, one shareholder of record held approximately 48% of the total outstanding shares of the Class A shares of the Fund. One shareholder of record held approximately 30% of the total outstanding shares of the Class B shares of the Fund.Two shareholders of record held approximately 63% and 23% of the outstanding shares of the Class C shares of the Fund. One shareholder of record held approximately 14% of the outstanding shares of the Class R shares of the Fund. Two shareholders of record held approximately 31% and 32% of the outstanding shares of the Class T shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade

The Fund

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

24

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	C o re	E q u i ty	P o r tfo l i o

PORTFOLIO INFORMATION as of March 31, 2005
			Percentage of
Top Ten Holdings †	Country	Sector	Investments

Vodafone Group PLC	UNITED KINGDOM	Communications	2.4
Societe Generale	FRANCE	Financial	1.9
Credit Suisse Group	SWITZERLAND	Financial	1.7
Royal Bank of
Scotland Group PLC	UNITED KINGDOM	Financial	1.7
BP PLC	UNITED KINGDOM	Energy	1.7
Continental AG	GERMANY	Consumer, Cyclical	1.6
Barclays PLC	UNITED KINGDOM	Financial	1.5
Ing Groep NV CVA	NETHERLANDS	Financial	1.4
OMV AG	AUSTRIA	Energy	1.4
Total SA	FRANCE	Energy	1.4
			16.7

† Excluding short-term investments and investment of cash collateral.

		Percentage of
Economic Sector Allocation		Net Assets

Financial		25.0
Consumer, Non-cyclical		15.5
Consumer, Cyclical		12.4
Communications		10.8
Industrial		9.4
Energy		8.4
Basic Materials		5.8
Utilities		4.4
Technology		2.8
Diversified		0.5
Short-term and Net Other Assets		5.0
		100.0

		Percentage of
Geographic Region Allocation †		Investments

Europe ex U.K.		46.0
U.K.		24.1
Asia ex Japan		9.3
Japan		20.6
		100.0

† Excluding short-term investments and investment of cash collateral.
The Portfolio is actively managed. Current holdings may be different than those presented above.
The Fund	25

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	C o re	E q u i ty	P o r tfo l i o

SCHEDULE OF INVESTMENTS March 31, 2005 (Unaudited)
		Value ($)
Security	Shares	(Note 1A)

UNAFFILIATED INVESTMENTS—118.3%
EQUITY—94.1%
Australia—5.3%
Caltex Australia Ltd.	98,900	1,183,744
CSL Ltd.	20,300	535,794
Insurance Australia Group Ltd.	205,600	1,006,566
Macquarie Bank Ltd.	32,400	1,201,676
Oil Search Ltd.	597,100	1,115,815
Qantas Airways Ltd.	304,100	833,632
QBE Insurance Group Ltd.	130,300	1,498,197
Rinker Group Ltd.	176,800	1,474,470
West Australian Newspaper Holdings (a)	98,700	602,108
		9,452,002
Austria—2.1%
Boehler-Uddeholm (a)	9,500	1,295,961
OMV AG (a)	7,500	2,382,372
		3,678,333
Belgium—1.7%
Colruyt SA	4,100	636,569
KBC Groupe	20,800	1,753,540
Mobistar SA	6,000	526,824
		2,916,933
Denmark—0.6%
Novo Nordisk A/S, Class B	19,400	1,080,667
Finland—2.8%
Fortum Oyj	68,900	1,341,202
Kesko Oyj	41,400	1,063,430
Nokia Oyj	120,000	1,860,019
Rautaruukki Oyj (a)	46,600	626,886
		4,891,537
France—10.2%
Banca Intesa Spa	351,833	1,787,425
Banque Nationale De Paris (a)	29,000	2,053,966
Bouygues SA	25,700	1,018,534
Elior	55,400	704,342
France Telecom SA	40,700	1,218,460

26

		Value ($)
Security	Shares	(Note 1A)

France (continued)
Renault SA (a)	18,800	1,678,735
Sanofi-Synthelabo SA	17,000	1,433,182
Societe Generale (a)	30,300	3,147,394
Suez SA	30,700	825,982
Total SA	10,155	2,375,539
Vinci SA (a)	6,000	864,691
Vivendi Universal SA	28,300	866,673
	17,974,923
Germany—4.9%
Continental AG	34,300	2,659,611
Deutsche Telekom AG	52,700	1,051,808
E.ON AG	23,100	1,981,570
Merck KGaA (a)	14,100	1,005,048
SAP AG	4,900	789,418
Thyssenkrupp AG (a)	53,300	1,097,630
		8,585,085
Greece—0.8%
Alpha Bank A.E	42,600	1,438,762
Hong Kong—2.5%
China Mobile Hong Kong Ltd.	382,000	1,248,958
China Resources Power Holdings Co., Ltd.	1,245,403	586,829
Esprit Holdings Ltd.	98,000	669,099
Kerry Properties Ltd.	404,000	883,182
Orient Overseas International Ltd.	134,000	646,007
The Wharf(Holdings) Ltd.	136,000	429,833
		4,463,908
Ireland—1.2%
Anglo Irish Bank Corp. PLC	42,300	1,058,041
CRH PLC	11,800	309,985
CRH PLC	27,400	718,020
		2,086,046
Italy—1.8%
Eni Spa	54,600	1,417,355
Mediaset Spa	124,700	1,793,884
		3,211,239

	The Fund	27

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

Japan—19.3%
Asahi Breweries Ltd.	87,000	1,127,372
Asahi Glass Company Ltd.	56,000	590,354
Bridgestone Corp.	47,000	864,232
Canon, Inc.	41,000	2,199,366
Diamond Lease Co., Ltd.	11,600	451,273
Eisai Co., Ltd. (a)	29,200	991,585
Fuji Television Network, Inc.	215	507,463
Hisamitsu Pharamaceutical	31,700	702,374
Honda Motor Co., Ltd. (a)	22,900	1,147,243
Hoya Corp.	14,500	1,596,231
Kawasaki Kisen Kaisha Ltd. (a)	136,000	938,894
Kikkoman Corp. (a)	130,000	1,303,760
Kirin Beverage Corp.	39,100	992,182
Kobe Steel Ltd. (a)	598,000	1,054,408
Komatsu Ltd. (a)	134,000	1,007,594
Kubota Corp. (a)	217,000	1,157,981
Kyushu Electric Power Co., Inc. (a)	23,500	499,860
Mitsubishi Corp. (a)	98,000	1,269,913
Mitsui O.S.K. Lines Ltd. (a)	183,000	1,176,294
Nippon Steel Corp.	377,000	953,139
Nisshin Seifun Group, Inc. (a)	65,000	691,296
NTT Corp.	205	896,959
Ono Pharmaceutical Co., Ltd.	20,000	1,043,008
Promise Co., Ltd. (a)	8,700	594,934
Sankyo Co., Ltd.	15,600	755,332
Sanyo Shinpan Finance Co., Ltd.	19,400	1,317,586
Shizuoka Bank Ltd. (a)	128,000	1,293,255
Sumitomo Rubber Industries, Inc. (a)	105,000	1,011,895
Takeda Pharmaceutical Co., Ltd. (a)	26,600	1,268,085
Terumo Corp. (a)	17,400	524,321
Tosoh Corp. (a)	199,000	983,954
Toyota Motor Corp. (a)	63,600	2,367,422
Trend Micro, Inc.	19,000	817,147
		34,096,712

28

		Value ($)
Security	Shares	(Note 1A)

Luxembourg—0.6%
Arcelor	44,000	1,005,333
Netherlands—2.8%
ABN Amro Holding NV	33,000	818,580
Hunter Douglas NV	8,900	448,457
Ing Groep NV CVA	80,100	2,418,764
Royal Dutch Petroleum Co.	10,400	621,624
Royal KPN NV	78,400	701,084
		5,008,509
New Zealand—0.3%
Fletcher Building Ltd.	117,400	554,328
Norway—2.1%
DNB NOR ASA (a)	148,400	1,517,131
Norsk Hydro ASA (a)	9,400	776,209
Orkla Asa (a)	21,900	802,198
Yara International ASA	43,400	659,538
		3,755,076
Singapore—1.0%
Fraser and Neave Ltd.	76,630	705,797
Keppel Co., Ltd.	75,900	501,309
Singapore Airlines Ltd.	87,000	627,340
		1,834,446
Spain—2.5%
ACS Actividades	51,700	1,279,761
Corp. Mapfre SA (a)	65,600	1,010,009
Repsol YPF SA	60,600	1,603,738
Union Fenosa, SA (a)	19,100	567,105
		4,460,613
Sweden—3.0%
Ericsson LM (a)	424,500	1,195,216
Lindex AB	15,400	729,930
Skandinaviska Enskilda Banken AB (a)	86,300	1,636,181
Volvo AB, Class B (a)	37,800	1,671,312
		5,232,639

The Fund

29

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

Switzerland—5.0%
Baloise Holdings (a)	8,600	413,531
Credit Suisse Group (a)	67,200	2,885,700
Logitech International SA*	8,900	541,458
Novartis AG (a)	21,340	995,795
Saurer AG*	11,800	774,628
Serono SA B (a)	790	573,440
Sulzer AG (a)	3,010	1,296,329
UBS AG Registered Shares (a)	8,200	692,591
Zurich Financial Services AG*	3,800	667,018
		8,840,490
United Kingdom—23.6%
02 PLC*	498,300	1,123,140
Alliance Unichem PLC	67,300	983,921
ARM Holdings PLC	290,700	578,298
AstraZeneca PLC	17,500	689,981
Aviva PLC	119,300	1,431,855
BAA PLC	63,600	701,427
BAE Systems PLC	121,800	597,406
Barclays PLC	237,900	2,432,632
Barratt Developments PLC	78,900	983,505
BHP Billition PLC	87,300	1,173,191
BP PLC	266,700	2,764,932
BPB PLC	77,500	727,287
Enterprise Inns PLC	66,100	963,254
Friends Provident PLC	474,400	1,589,336
Greene King PLC	22,800	559,795
HBOS PLC	137,600	2,145,642
Inchcape PLC	40,000	1,498,471
ITV PLC	298,900	720,312
Kelda Group PLC	97,100	1,097,502
Old Mutual PLC	638,600	1,623,439

30

				Value ($)
Security			Shares	(Note 1A)

United Kingdom (continued)
Reckitt Benckiser PLC			18,700	594,501
Royal Bank of Scotland Group PLC			89,785	2,857,792
SABMiller PLC			141,100	2,209,552
Sage Group PLC			213,200	810,976
Scottish Power PLC			117,600	909,108
Shire Pharmaceuticals Group PLC			68,500	782,657
Tesco PLC			234,200	1,401,023
Travis Perkins PLC			24,400	772,484
Tullow Oil PLC			168,100	552,049
Vodafone Group PLC		1,507,300		4,002,772
Wolseley PLC			49,400	1,034,550
Xstrata PLC			70,100	1,338,212
				41,651,002
TOTAL EQUITIES (Cost $135,784,986)			166,218,583

Preferred Stocks—0.9%

Fresenius AG-PFD			5,300	609,949
Henkel KGaA			5,700	515,257
Unipol Spa			145,400	512,552
TOTAL PREFERRED STOCKS (Cost $1,306,470)				1,637,758

				Value ($)
Short-Term Investments—0.2%	Rate	Maturity	Par Value ($)	(Note 1A)

U.S. Government—0.2%
U.S. Treasury Bill † (Cost $313,185)	2.730%	6/16/2005	315,000	313,206

Investment of Cash Collateral—23.1%			Shares

BlackRock Cash Strategies L.L.C
(Cost $40,842,760)		40,842,760		40,842,760
TOTAL UNAFFILIATED INVESTMENTS
(Cost $178,247,401)			209,012,307

The Fund

31

S T A T E M E N T O F I N V E S T M E N T S (continued)

						Value ($)
AFFILIATED INVESTMENTS—0.1%					Shares	(Note 1A)

Dreyfus Institutional Preferred Plus †† (Cost $277,058)					277,058	277,058

TOTAL INVESTMENTS—118.4% (Cost $178,524,459)					209,289,365
LIABILITIES IN EXCESS OF OTHER ASSETS—(18.4%)					(32,561,461)
NET ASSETS—100%					176,727,904

Notes to Schedule of Investments:
(a)	Security, or a portion of thereof, was on loan at 3/31/05.
*	Non-income producing security.
†	Denotes all or part of security segregated as collateral for futures transactions.
††	Affiliated institutional money market fund.
At March 31, 2005, the Portfolio held the following forward foreign currency exchange contracts:
	Local		Contract	Value at	USD	Unrealized
	Principal		Maturity	March 31,	Amount to	Gain/
ContractS to Receive	Amount		Date	2005 ($)	Deliver ($)	(Loss) ($)

British Pound	30,000	4/4/2005		56,703	56,664	39
Hong Kong Dollar	1,355,000	4/1/2005		173,734	173,738	(4)
				230,437	230,402	35
At March 31, 2005 the Portfolio held the following futures contracts:
			Expiration		Underlying Face	Unrealized
Contract	Position			Date	Amount at Value ($)	(Loss) ($)

MSCI Pan-Euro (268 Contracts)		Long	6/14/2005		6,189,385	(25,998)
Topix Futures (19 Contracts)		Long	6/30/2005		2,092,499	(14,347)
						(40,345)

32

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	C o re	E q u i ty	P o r tfo l i o

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
Value

Assets ($):
Investment in securities, at value (Note 1A)
(including securities on loan, valued at $37,836,531 (Note 6)):
Unaffiliated investments (cost $178,247,401)	209,012,307
Affiliated investment (Note 1H) (cost $277,058)	277,058
Foreign currency, at value (cost $7,581,562)	7,493,147
Receivable for investments sold	1,077,528
Interest and dividends receivable	785,096
Receivable for variation margin on
open futures contracts (Note 5)	38,523
Unrealized appreciation on forward foreign
currency exchange contracts (Note 5)	35
Prepaid expenses	2,427
Total assets	218,686,121

Liabilities ($):
Liability for securities on loan (Note 6)	$40,842,760
Payable for investments purchased	1,061,236
Accrued accounting, administration and custody fees (Note 2)	31,591
Accrued Trustees’ fees and expenses (Note 2)	6,425
Other accrued expenses and liabilities	16,205
Total liabilities	41,958,217

Net Assets (applicable to investors’ beneficial interest) ($)	176,727,904

The accompanying notes are an integral part of the financial statements.

The Fund

33

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	C o re	E q u i ty	P o r tfo l i o
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2005 (Unaudited)

Investment Income (Note 1B) ($):
Dividend income (net of foreign withholding taxes of $158,114)	1,414,730
Interest income	36,076
Security lending income (Note 6)	34,706
Total investment income	1,485,512
Expenses
Investment advisory fee (Note 2)	617,617
Accounting, administration and custody fees (Note 2)	86,386
Professional fees	15,472
Trustees’ fees and expenses (Note 2)	16,115
Insurance expense	4,843
Miscellaneous expenses	6,596
Total expenses	747,029
Net investment income	738,483

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) on:
Investment securities	8,199,112
Futures contracts	555,844
Foreign currency transactions and forward
foreign currency exchange contracts	(103,231)
Net realized gain	8,651,725
Change in unrealized appreciation (depreciation) on:
Investment securities	12,846,650
Futures contracts	2,144
Foreign currency transactions and forward
foreign currency exchange contracts	(157,353)
Net change in net unrealized appreciation (depreciation)	12,691,441
Net realized and unrealized gain (loss)	21,343,166
Net Increase (Decrease) in Net Assets from Operations	22,081,649

The accompanying notes are an integral part of the financial statements.

34

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	C o re	E q u i ty	P o r tfo l i o

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the
	Six Months Ended	For the
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income	738,483	1,265,862
Net realized gain	8,651,725	15,649,120
Net change in net unrealized
appreciation (depreciation)	12,691,441	5,266,928
Net increase in net assets from operations	22,081,649	22,181,910

Capital Transactions ($):
Contributions	36,006,604	50,826,021
Withdrawals	(7,656,599)	(24,372,009)
Net increase (decrease) in net assets
from capital transactions	28,350,005	26,454,012
Total Increase (Decrease) in Net Assets	50,431,654	48,635,922

Net Assets ($):
At beginning of period	126,296,250	77,660,328
At end of period	176,727,904	126,296,250

The accompanying notes are an integral part of the financial statements.

The Fund

35

Mellon Institutional Funds Master Portfolio
T h e B o s to n Co m p a ny I n te r n a t i o n a l	Co re	Eq u i ty	Po r tfo l i o

FINANCIAL HIGHLIGHTS
			For the Period
	For the		January 28, 2003
Six Months Ended		For the	(commencement
March 31, 2005		Year Ended	of operations) to
	(Unaudited)	September 30, 2004	September 30, 2003

Total Return (%) †	16.62[a]	27.12	22.46[a]
Ratios/Supplemental data (%):
Expenses (to average daily net assets) ††	0.97[b]	1.04	1.17[b]
Net Investment Income
(to average daily net assets) ††	0.96[b]	1.30	1.81[b]
Portfolio Turnover	32[a]	80	63[a]

Net Assets, End of Period
(000’s omitted) ($)	176,728	126,296	77,660

††	For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share ratios would have been:
Ratios (to average daily net assets) (%):

Expenses	N/A	N/A	1.20[b]
Net investment income	N/A	N/A	1.78[b]

† Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial
statements.Total return would have been lower in the absence of expense waivers.

[a]	Not annualized
[b]	Computed on an annualized basis.

36

Mellon Institutional Funds Master Portfolio
Th e B osto n Co m p a ny I n te r n a t i o n a l	Co re	Eq u i ty	Po r tfo l i o

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.The Boston Company International Core Equity Portfolio (the “Portfolio”), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in the foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada.

At March 31, 2005, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund invested in the Portfolio (the “Funds”).The value of the Funds’ investment in the Portfolio reflects the Funds’ proportionate interests in the net assets of the Portfolio. At March 31, 2005, The Boston Company International Core Equity Fund and the Dreyfus Premier International Equity Fund held approximately 95.3% and 4.7% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded.

The Fund

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolio’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the New York Stock Exchange.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold.Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on debt securities with greater than sixty days to maturity. Realized gains and losses

38

from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

(c) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(d) Foreign currency transactions: The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

The Fund

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(e) Investment risk: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(f) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(g) Expenses: The majority of expenses of the Trust or Portfolio are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund or Portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

(h) Affiliated issuers: Affiliated issuers represent investments in other investment companies advised by The Boston Company Asset

40

Management Company LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

NOTE 2—Investment Advisory Fee and Other Transactions with Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets. For the period ended March 31, 2005, the Portfolio paid $617,617 in investment advisory fees to TBCAM

The Portfolio compensates Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $77,389 during the period ended March 31, 2005.

The Portfolio entered into an agreement with Mellon Bank, a wholly-owned subsidiary of Mellon Financial Corporation, to perform certain securities lending activities and to act as the Portfolio’s lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust.The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

The Fund

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended March 31, 2005 were $74,789,400 and $47,291,945, respectively. For the period ended March 31, 2005 the Portfolio did not purchase or sell any long-term U.S. Government securities.

NOTE 4—Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at March 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$137,681,699
Gross unrealized appreciation	$31,677,057
Gross unrealized depreciation	(912,154)
Net unrealized appreciation	$30,764,903

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price.The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns.Writing puts and buying calls tend to increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value.

42

The underlying face amount at value of any open purchased option is shown in the Schedule of Investments.This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract’s terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not hold options at March 31, 2005.

Forward currency exchange contracts

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies.

The Fund

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

The Portfolio held open foreign currency exchange contracts at March 31, 2005. See Schedule of Investments for further details.

Futures contracts

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes

44

in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Portfolio held open financial futures contracts at March 31, 2005. At March 31, 2005, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts. See Schedule of Investments for further details.

NOTE 6—Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

The Portfolio loaned securities during the period ended March 31, 2005 resulting in security lending income of $34,706. At March 31, 2005, the Portfolio had securities valued at $37,836,531 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

The Fund

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended March 31, 2005, the expense allocated to the Portfolio was $1,993.

During the period ended March 31, 2005, the Portfolio did not use the line of credit.

46

Mellon Institutional Funds Master Portfolio
Th e B osto n Co m p a ny I n te r n a t i o n a l	Co re	Eq u i ty	Po r tfo l i o

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that a fund’s Board of Trustees, including a majority of its Trustees who are not affiliated with the fund’s investment adviser or underwriter (the “Independent Trustees”) voting separately, approve the fund’s advisory agreement and the related fees on an annual basis.The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in The Boston Company International Core Equity Portfolio (the “Portfolio”), which is managed by The Boston Company Asset Management (“TBCAM”).The Fund’s Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio.The members of the Fund’s Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and TBCAM. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from TBCAM a broad range of information in response to a written request prepared on their behalf by their own legal counsel.The Independent Trustees met alone in a private session with their legal counsel on September 15, 2004 to review these materials and to discuss the proposed continuation of the Fund’s advisory agreement.The entire Board then met on October 14, 2004.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: TBCAM’s audited balance sheets and income statements, as well as a profitability analysis of TBCAM, including a separate presentation of TBCAM’s profitability relative to that of several publicly traded investment advisers;

The Fund

47

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

(ii) Management Teams and Operations: TBCAM’s Form ADV, as well as information concerning TBCAM’s executive management, portfolio management, and client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee and expense ratio compared to other funds, and TBCAM’s separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance (rather than the Portfolio alone), as well as “fact sheets” prepared by TBCAM providing salient data about the Fund and Portfolio, including Portfolio’s holdings, strategies, recent market conditions and outlook, as well as TBCAM’s views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation (“Mellon”) and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio’s advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.The Trustees determined that the terms and conditions of the advisory agreement and the compensation to TBCAM provided therein are fair and reasonable, and they approved the continuation of the agreement for a one-year period. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by TBCAM. In their deliberations as to

48

the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have chosen to entrust TBCAM, under the supervision of the Trustees, to manage the portion of their assets invested in the Fund.

Among the specific factors the Trustees reviewed were the portfolio management, administrative, compliance and related services provided by TBCAM.The Trustees determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees observed that TBCAM had recently announced that it intended to implement a team approach to the portfolio management of its mutual funds,requiring that each fund have at least two portfolio managers, and expressed their support for this change.The Trustees reviewed the background and experience of the Portfolio’s two portfolio managers and also met with senior management of TBCAM to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of TBCAM’s investment staff,technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that TBCAM had the expertise and resources to manage the Portfolio effectively.

Investment Performance

The Board compared the relative investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings with that universe. In addition to the comparative information provided in connection with the September 15, 2004 meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular quarterly Board meeting during the year.

The Fund

49

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

The Lipper materials provided to the Board at the September 15, 2004 meeting indicated that the Fund’s performance for the 1-, 3- and 5-year periods ended July 31, 2004 was 29.73%, 9.10% and 5.74% .The Trustees found that these results compared favorably with the Fund’s peer group of similar funds, the average performance of which was 20.59%, 2.93% and 0.55% for the same periods.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to TBCAM.The Portfolio’s contractual advisory fee was 0.80%, in the 3rd quintile of its peer group of funds, the median fee of which was 0.81% . The Portfolio’s net advisory fee, after giving effect to fee waivers, was 0.62%, below the peer group median net advisory fee of 0.717% . Based on the Lipper data, as well as other factors discussed herein, the Board determined that the Portfolio’s advisory fee is reasonable relative to its peer group averages, both with and without giving effect to fee waivers.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of TBCAM. Based on the additional scope and complexity of the services provided and responsibilities assumed by these advisers with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

The Board considered the Fund’s (rather than solely the Portfolio’s) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 1.162% (after giving effect to expense limitations) was comparable to the median net expense ratio of the peer group of 1.168% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

TBCAM’s Profitability

The Board considered TBCAM’s profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by TBCAM or its affili-

50

ated investment adviser, Standish Mellon Asset Management Company LLC (“Standish Mellon”) in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by TBCAM,TBCAM incurred losses in recent years in operating many of the investment companies in the Mellon family of funds, including the Portfolio and Fund, and achieved only marginal profitability as to several other funds. The Trustees observed that TBCAM had incurred losses in operating the Portfolio and the Fund in both 2002 and 2003.

Economies of Scale

While the Board recognized that economies of scale might be realized as the Fund grows and noted that the Fund had increased in size in recent years, they also observed that, at approximately $103 million, it remained small relative to most of its peers.The Board concluded that, considering current asset growth prospects, the implementation of fee breakpoints or other fee reductions was not necessary at this time.The Trustees intend to review the need for breakpoints in connection with future investment advisory agreement approval deliberations.

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Funds. Mellon affiliates provide custodial, administrative, transfer agency and securities lending services to the Funds. In each case, such affiliates were selected on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Trustees, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Fund; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are

The Fund

51

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Fund to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Fund and the Mellon Institutional Funds as a group.

———————

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio’s advisory agreement and the compensation to TBCAM provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one year period.

52

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	C o re	E q u i ty	P o r tfo l i o

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended March 31, 2005.The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

I N D E P E N D E N T T R U S T E E S
Samuel C. Fleming (65)
Trustee (1986)
c/o Decision Resources, Inc., 260 Charles Street,Waltham, MA 02453
Principal Occupation During Past 5 Years:
• Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,401 (Portfolio)
———————
Caleb Loring III (62)
Trustee (1986)
c/o Essex Street Associates, P.O. Box 181, Beverly, MA 01915
Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)
Number of Portfolios in Fund Complex Overseen by Trustee 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,543 (Portfolio)
———————
Benjamin M. Friedman (61)
Trustee (1986)
c/o Harvard University, Cambridge, MA 02138
Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,401 (Portfolio)

The Fund

53

TRUSTEES AND OFFICERS (continued)
I N D E P E N D E N T T R U S T E E S ( c o n t i n u e d )
John H. Hewitt (70)
Trustee (1986)
P.O. Box 2333, New London, NH 03257
Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,401 (Portfolio)

I N T E R E S T E D T R U S T E E S
Patrick J. Sheppard (40)
Trustee, President and Chief Executive Officer (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Operating Officer, Mellon Institutional Asset
Management; formerly Vice President and Chief Financial Officer, Mellon
Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $0 (Fund)

P R I N C I PA L O F F I C E R S W H O A R E N O T
T R U S T E E S
Barbara A. McCann (44)
Vice President and Secretary (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of Operations, Mellon Institutional Asset
Management; formerly First Vice President, Mellon Institutional Asset
Management and Mellon Global Investments
———————
Steven M. Anderson (40)
Vice President (1999) and Treasurer (2002)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Institutional Asset
Management, Institutional Asset

54

P R I N C I PA L	O F F I C E R S W H O A R E N O T
T R U S T E E S	( c o n t i n u e d )
Denise B. Kneeland (54)
Assistant Vice President (1996)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Manager, Mutual Funds Operations, Mellon Institutional
Asset Management
———————
Cara E. Hultgren (34)
Assistant Vice President (2001)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Assistant Vice President and Manager, Shareholder Services, Mellon
Institutional Asset Management since 2001; Shareholder Representative,
Standish Mellon Asset Management.
———————
Jan F. Jumet (39)
Chief Compliance Officer (2004)
Standish Mellon Asset Management Company LLC, One Boston Place, Boston,
MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Compliance Officer for Standish Mellon Asset
Management Company LLC; formerly Director of Compliance and
Administration and Chief Administration Officer for Standish Mellon Asset
Management Company LLC, Senior Vice President and Chief Administration
Officer for Mellon Bond Associates, LLP, and First Vice President and Senior
Sales Associate for Mellon Institutional Asset Management

The Fund

55

NOTES

For	More	Information

Dreyfus Premier
International Equity Fund
200 Park Avenue
New York, NY 10166

Investment Advisor
(to the Master Portfolio)
The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian and Sub-Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
17	Notes to Financial Statements
29	Portfolio Information (Master Portfolio)
31	Statement of Investments (Master Portfolio)
39	Statement of Assets and Liabilities
(Master Portfolio)
40	Statement of Operations (Master Portfolio)
41	Statement of Changes in Net Assets
(Master Portfolio)
42	Financial Highlights (Master Portfolio)
43	Notes to Financial Statements (Master Portfolio)
53	Factors Considered by Board of Trustees
in Approving Advisory Agreement
(Master Portfolio)
59	Trustees and Officers (Master Portfolio)

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier
International Small Cap Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier International Small Cap Fund covers the six-month period from October 1, 2004, through March 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Daniel B. LeVan, of The Boston Company Asset Management, LLC, adviser of the Master Portfolio in which the fund invests all of its assets.

International stocks gained value in local currency terms over the reporting period, enabling them to produce higher returns than U.S. equities, on average. In addition, returns for U.S. investors generally were boosted by a weakening U.S. dollar relative to most foreign currencies, especially during the fourth quarter of 2004. Global investors apparently were attracted to non-U.S. shares because of their relatively attractive valuations amid strong economic growth in the emerging markets of Asia, Latin America and Eastern Europe.

In our view, the international stock markets’ recent performance highlights the potential benefits of a long-term investment perspective and a globally diversified portfolio.As always, we believe it is important to stay in touch with your financial advisor, who can help you respond to the challenges and opportunities of a changing investment environment.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Daniel LeVan, CFA, Portfolio Manager
The Boston Company Asset Management, LLC, Investment Adviser

How did Dreyfus Premier International Small Cap Fund
perform relative to its benchmark?

For the six-month period ended March 31, 2005, the fund produced total returns of 20.62% for its Class A shares, 20.24% for its Class B shares, 20.24% for its Class C shares, 20.83% for its Class R shares and 20.52% for its Class T shares.1 In comparison, the fund’s benchmark, the S&P/Citigroup Extended Market Ex-U.S. Index (“EM Ex-U.S. Index”), produced a total return of 20.93% for the same period.2

International small-cap stocks generally rose during the reporting period as investors recognized their low valuations compared to the U.S. small-cap and international large-cap markets. In addition, these stocks benefited from a strong global economy.

While the fund outperformed the benchmark in a large majority of countries and sectors, the slight underperformance can be attributable to trailing the benchmark by over 2% in Japan, and by 1.25% in the finance sector during the six-month period.

What is the fund’s investment approach?

The fund seeks long-term growth of capital. The fund is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company International Small Cap Portfolio, which is a series of the Mellon Institutional Funds Master Portfolio.The fund (as used herein, “fund” refers to the Dreyfus fund and the Master Portfolio) invests, under normal circumstances, at least 80% of its assets in stocks that are located in foreign countries represented in the EM Ex-U.S. Index. The fund normally invests at least 80% of its assets in companies with market capitalizations of at least $100 million. Although the portfolio manager generally seeks to allocate assets among countries in accordance with the EM Ex-U.S. Index, deviations may occur. Similarly, the portfolio manager uses the sector group allocations of the

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

EM Ex-U.S. Index as a guide, but allocations may differ from those of the EM Ex-U.S. Index.The fund also may invest up to 20% of its assets in high-grade fixed-income securities of any maturity or duration.

Our approach is to employ a “bottom-up” stock selection process that emphasizes individual stock selection. The portfolio manager uses quantitative models combined with qualitative analysis to construct a diversified portfolio of stocks with low relative price multiples and positive trends in earnings forecasts.

What other factors influenced the fund’s performance?

The international small-cap sector continued to attract attention from investors worldwide, primarily because this asset class has been more attractively priced, on average, than its U.S. small-cap counterpart.As a result, we have seen a higher volume of assets flowing into international small-cap stocks, which has put upward pressure on prices.

International small-cap stocks also benefited from a generally strong global economy, which seemed to shrug off challenges created by rising energy prices. Meanwhile, geopolitical tensions appeared to ease as prospects for peace in the Middle East improved and Iraq completed its first elections. China’s economy continued to grow at a robust pace, generating strong demand for basic materials and transportation.

Not surprisingly, therefore, shipbuilding and tanker companies ranked among the fund’s top performers during the reporting period. Strength was especially evident among companies in Asia, where Korean shipbuilder Hyundai Mipo Dockyard has a four-year backlog of orders. Trade with China has enabled many Japanese shipping companies to reach full capacity, and they are able to raise prices well beyond their increased energy costs. Rising oil prices helped several Australian energy companies, such as Oil Search Ltd., post strong financial results, while robust demand for manufacturing materials boosted France-based Vallourec and Australian scrap metal company Sims Group. A number of the portfolio’s holdings were acquired by other companies during the reporting period, including Aggregate Industries, a construction materials company, and Wheaton River Mining, a gold miner.

4

On the other hand, the fund received relatively disappointing contributions to its performance from its investments in the retailing and banking industries, which, investors worried, might be hurt by rising interest rates. However, only a few of the fund’s holdings produced negative absolute returns during the reporting period.

What is the fund’s current strategy?

As of the reporting period’s end, we have continued to identify, attractively priced shares of companies with strong business momentum in every geographic and economic sector of the international small-cap market.Although we evaluate each company on its own merits, we also are aware of macroeconomic and industry trends. In the health care sector, for example, we currently favor medical-device companies over pharmaceutical manufacturers, primarily because of the latter industry’s well-publicized difficulties involving drugs with significant side effects. At the same time, we have continued to attempt to manage risks by constructing a broadly diversified portfolio, which currently includes about 200 companies located in 21 countries throughout the world.

April 15, 2005
The fund invests in a “Master Portfolio” that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The investment adviser to the Master
Portfolio is The Boston Company Asset Management, LLC, an affiliate of Dreyfus. References to the “fund” in this report generally mean the fund and the Master Portfolio in which it invests.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until the fund’s total assets reach $15 million, and, in any event, at least until September
30, 2005. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: Citigroup. — Reflects net reinvestment of dividends and, where applicable, capital gain distributions.The S&P/Citigroup Extended Market Ex-U.S. Index represents the small-
capitalization component of the S&P/Citigroup Broad Market Index which is a comprehensive float-weighted index of companies in 27 countries (excluding the U.S.) with market capitalizations of at least U.S. $100 million.

The Fund

5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Small Cap Fund from October 1, 2004 to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.80	$ 12.90	$ 12.90	$ 7.43	$ 10.17
Ending value (after expenses)	$1,206.20	$1,202.40	$1,208.40	$1,208.30	$1,205.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.05	$ 11.80	$ 11.80	$ 6.79	$ 9.30
Ending value (after expenses)	$1,016.95	$1,013.21	$1,013.21	$1,018.80	$1,015.71

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class B, 2.35% for
Class C, 1.35% for Class R and 1.85% for Class T, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	S m a l l	C a p	Fu n d

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
Value

Assets ($):
Investment in The Boston Company International
Small Cap Portfolio (Portfolio), at value (Note 1A)	43,532,301
Receivable for fund shares sold	2,712,837
Receivable from administrator	17,307
Prepaid expenses	90,601
46,353,046

Liabilities ($):
Accrued professional fees	7,861
Payable for fund shares redeemed	52,329
Accrued transfer agent fees (Note 2)	1,545
Accrued distribution fees	7,390
Accrued service fees	6,951
Accrued expenses and other liabilities	4,118
80,194

Net Assets ($)	46,272,852

Net Assets consist of ($):
Paid-in capital	43,135,865
Undistributed net investment income	9,385
Accumulated net realized gain	870,408
Net unrealized appreciation	2,257,194

Net Assets ($)	46,272,852

Net Assets Attributable to ($):
Class A	27,562,302
Class B	6,398,682
Class C	11,531,382
Class R	262,143
Class T	518,343

The Fund

7

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	S m a l l	C a p	Fu n d

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
Value

Shares of beneficial interest outstanding:
Class A	1,449,299
Class B	340,637
Class C	613,980
Class R	13,714
Class T	27,367

Net Asset Value, Per Share ($):
(Net Assets/Shares outstanding)
Class A	19.01
Class B	18.78
Class C	18.78
Class R	19.11
Class T	18.94

The accompanying notes are an integral part of the financial statements.

8

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	S m a l l	C a p	Fu n d

STATEMENT OF OPERATIONS For the Year Ended March 31, 2005
Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio
(net of foreign withholding taxes of $22,450)	201,333
Interest income allocated from Portfolio	6,339
Security lending income allocated from Portfolio	10,996
Expenses allocated from Portfolio	(125,135)
Net investment income allocated from Portfolio	93,533
Expenses:
Professional fees	22,417
Registration fees	12,596
Distribution fees (Note 2b)	33,727
Shareholder servicing costs (Note 2c)	27,661
Directors fees and expenses (Note 2d)	869
Administration fees (Note 2a)	11,295
Transfer agent fees (Note 2c)	18,073
Prospectus and shareholders’ reports	18,527
Miscellaneous	162
Total Expenses	145,327
Less—reimbursement of Fund operating expenses (Note 2a)	(57,850)
Net Expenses	87,477
Investment (Income)—Net	6,056

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) allocated from Portfolio on:
Investment security transactions allocated from Portfolio	957,675
Change in unrealized appreciation (depreciation)
on investments allocated from Portfolio	2,217,693
Net Realized and Unrealized Gain on Investments	3,175,368
Net Increase in Net Assets from Operations	3,181,424

The accompanying notes are an integral part of the financial statements.

The Fund

9

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	S m a l l	C a p	Fu n d

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Operations ($):
Increase (Decrease) in Net Assets
From Investment Operations:
Investment income (loss)—net	6,056	12,693
Net realized gain on investments	957,675	422,813
Change in net unrealized appreciation	2,217,693	25,615
Net Increase in Net Assets
from Investment Operations	3,181,424	461,121

Dividend to Shareholders from ($)
Net investment income:
Class A	(12,840)	(377)
Class B	—	(70)
Class C	—	(8)
Class R	(291)	(103)
Class T	(30)	(56)
Net realized gains on investments:
Class A	(1,252)	(729)
Class B	(402)	(870)
Class C	(460)	(518)
Class R	(17)	(168)
Class T	(20)	(183)
Total Dividends	(15,312)	(3,082)

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	22,569,688	6,145,041
Class B	4,008,058	2,342, 937
Class C	9,971,085	1,034,735
Class R	134,579	115,849
Class T	416,460	55,323

10

	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Fund Share (Principal)
Transactions (Note 4) ($) (continued):
Dividends reinvested:
Class A	10,680	1,105
Class B	352	822
Class C	207	495
Class R	308	271
Class T	50	239
Cost of shares redeemed:
Class A	(1,222,130)	(2,025,005)
Class B	(449,645)	(367,595)
Class C	(121,874)	(101,475)
Class R	(38,055)	(10)
Class T	(1,564)	(6,173)
Net Increase in Net Assets
from Fund Share Transactions	35,278,199	7,196,559
Total Increase in Net Assets	38,444,311	7,654,598

Net Assets ($):
Beginning of period	7,828,541	173,943
End of period	46,272,852	7,828,541
Undistributed investment income—net	9,385	16,490

The accompanying notes are an integral part of the financial statements

The Fund

11

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	S m a l l	C a p	Fu n d

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class A Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.78	12.07	8.98
Investment Operations:
Investment income—net †	.03[b]	.11[b]	.06[b]
Net realized and unrealized gain (loss) on investments	3.22	3.69	3.03
Total from investment operations	3.25	3.80	3.09
Distributions:
Dividends from investment income—net	(.02)	(.03)	—
Dividends from net realized gain on investments	(.00)[c]	(.06)	—
Total Distributions	(.02)	(.09)	—
Net asset value, end of period	19.01	15.78	12.07

Total Return (%)	20.62[d,e]	31.66[d]	34.41[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.80[e]	1.69	1.12[e]
Net investment income (to average daily net assets) †	.19[e]	.79	.58[e]

Net assets, end of period ($ x 1,000)	27,562	4,363	32

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment gain/(loss) per share ($)	(.01)[b]	(.23)[b]	(17.31)[b]
Ratios (to average daily net assets) (%)
Expenses	1.05[e]	4.19	166.94[e]
Net investment (loss)	(.06)[e]	(1.71)	(165.24)[e]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

12

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class B Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.62	11.99	8.98
Investment Operations:
Investment income (loss)—net †	(.03)[b]	.00[b,c]	.01[b]
Net realized and unrealized gain (loss) on investments	3.19	3.70	3.00
Total from investment operations	3.16	3.70	3.01
Distributions:
Dividends from investment income—net	—	(.01)	—
Dividends from net realized gain on investments	(.00)[c]	(.06)	—
Total Distributions	(.00)[c]	(.07)	—
Net asset value, end of period	18.78	15.62	11.99

Total Return (%)	20.24[d,e]	30.94[d]	33.52[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.17[e]	2.44	1.61[e]
Net investment income (to average daily net assets) †	(.21)[e]	.02	0.08[e]

Net assets, end of period ($ x 1,000)	6,399	2,202	73

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment gain/(loss) per share ($)	(.07)[b]	(.33)[b]	(18.03)[b]
Ratios (to average daily net assets) (%)
Expenses	1.45[e]	4.93	167.44[e]
Net investment gain/(loss)	(.49)[e]	(2.47)	(165.75)[e]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

13

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
March 31, 2005		Year Ended September 30,

Class C Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.62	11.99	8.98
Investment Operations:
Investment income (loss)—net †	(.03)[b]	.00[b,c]	.01[b]
Net realized and unrealized gain (loss) on investments	3.19	3.69	3.00
Total from investment operations	3.16	3.69	3.01
Distributions:
Dividends from investment income—net	—	(.00)[c]	—
Dividends from net realized gain on investments	(.00)[c]	(.06)	—
Total Distributions	(.00)[c]	(.06)	—
Net asset value, end of period	18.78	15.62	11.99

Total Return (%)	20.24[d,e]	30.89[d]	33.52[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.17[e]	2.44	1.61[e]
Net investment income (loss) (to average daily net assets) †	(.21)[e]	.02	.09[e]

Net assets, end of period ($ x 1,000)	11,531	1,055	50

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment gain/(loss) per share ($)	(.07)[b]	(.33)[b]	(17.65)[b]
Ratios (to average daily net assets) (%)
Expenses	1.45[e]	4.93	167.43[e]
Net investment gain/(loss)	(.49)[e]	(2.47)	(165.73)[e]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class R Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.84	12.07	8.98
Investment Operations:
Investment income (loss)—net †	.04[b]	.14[b]	.08[b]
Net realized and unrealized gain (loss) on investments	3.26	3.73	3.01
Total from investment operations	3.30	3.87	3.09
Distributions:
Dividends from investment income—net	(.03)	(.04)	—
Dividends from net realized gain on investments	(.00)[c]	(.06)	—
Total Distributions	(.03)	(.10)	—
Net asset value, end of period	19.11	15.84	12.07

Total Return (%)	20.83[d,e]	32.22[d]	34.41[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.67[e]	1.44	0.95[e]
Net investment income (to average daily net assets) †	.21[e]	1.00	0.74[e]

Net assets, end of period ($ x 1,000)	262	139	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment gain/(loss) per share ($)	(.01)[b]	(.21)[b]	(16.87)[b]
Ratios (to average daily net assets) (%)
Expenses	.93[e]	3.94	166.78[e]
Net investment (loss)	(.05)[e]	(1.50)	(165.09)[e]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class T Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.72	12.03	8.98
Investment Operations:
Investment income (loss)—net †	.01[b,c]	.07[b]	.04[b]
Net realized and unrealized gain (loss) on investments	3.21	3.70	3.01
Total from investment operations	3.22	3.77	3.05
Distributions:
Dividends from investment income—net	(.00)[c]	(.02)	—
Dividends from net realized gain on investments	(.00)[c]	(.06)	—
Total Distributions	(.00)[c]	(.08)	—
Net asset value, end of period	18.94	15.72	12.03

Total Return (%)	20.52[d,e]	31.47[d]	33.96[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.92[e]	1.94	1.28[e]
Net investment income gain (loss)
(to average daily net assets) †	.07[e]	.50	.41[e]

Net assets, end of period ($ x 1,000)	518	69	9

† The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.03)[b]	(.29)[b]	(16.88)[b]
Ratios (to average daily net assets) (%)
Expenses	1.20[e]	4.43	167.10[e]
Net investment (loss)	(.21)[e]	(2.05)	(165.41)[e]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

16

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	I n te r n a t i o n a l	S m a l l	C a p	Fu n d

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Small Cap Fund (the “Fund”) is a separate diversified portfolio of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering one series.The Fund’s investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company International Small Cap Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex-U.S. Index and to a limited extent, emerging markets. The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 10.3% at March 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C,

The Fund

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relate net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles.All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

18

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: The Fund intends to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2004 was as follows: undistributed ordinary income $1,728 and capital gains $1,354. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Investment Advisory Fee and Other Transactions
With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

At a meeting of the Fund’s Board of Trustees held on October 25, 2004, the Board reviewed information provided by Dreyfus that compared the Fund’s performance and expense ratios to a comparison group of funds and to relevant Lipper averages. The Board discussed the results of the comparisons and noted that the Fund’s outperformed the comparison group and Lipper averages on a total return basis for the reported time periods, and that the Fund’s expense ratio was lower than the Lipper average after giving effect to the undertaking by Dreyfus to voluntarily reduce the Fund’s expense ratio.

Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 distribution plan fees, shareholder services plan fees and any class specific expenses, to 1.45% of the Fund’s average daily net assets. Pursuant to this expense limitation, for the period ended March 31, 2005, Dreyfus voluntarily reimbursed the Fund in the amount of $57,850 for its operating expenses. Dreyfus has contractually agreed to this expense limitation and or waiver until the Fund’s total assets reach $15 million and, in any event, at least until September 30, 2005.

During the period ended March 31, 2005, the Distributor retained $29,700 and $295 from commissions earned on sales of Class A and Class T shares, respectively, and $5,081 and $514 from contingent deferred sales charges on redemptions of the Fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the

20

value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31,2005,Class B,Class C and Class T shares were charged $14,827, $18,587 and $313, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31,2005, Class A, Class B, Class C and Class T shares were charged $16,210, $4,942, $6,196 and $313, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 2005, the Fund was charged $13,234 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended March 31, 2005 aggregated $34,593,618 and $1,911,747, respectively.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Capital Share Transactions:
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Class A:
Shares sold	1,239,549	412,761
Dividends reinvested	613	84
Shares redeemed	(67,311)	(139,054)
Net increase	1,172,851	273,791
Class B:
Shares sold	225,460	159,497
Dividends reinvested	20	62
Shares redeemed	(25,795)	(24,662)
Net increase	199,685	134,897
Class C:
Shares sold	553,305	70,060
Dividends reinvested	12	37
Shares redeemed	(6,868)	(6,779)
Net increase	546,449	63,318
Class R:
Shares sold	7,257	7,959
Dividends reinvested	17	20
Shares redeemed	(2,319)	—
Net increase	4,955	7,979
Class T:
Shares sold	23,051	4,003
Dividends reinvested	3	18
Shares redeemed	(88)	(400)
Net increase	22,966	3,621

At March 31, 2005, four shareholders of record held approximately 10%, 25%, 17% and 12% of the total outstanding shares of the Class A shares of the Fund. Three shareholders of record held approximately

22

10%, 32% and 20% of the total outstanding shares of the Class B shares of the Fund.Two shareholders of record held approximately 61% and 16% of the outstanding shares of the Class C shares of the Fund. Five shareholders of record held approximately 17%, 11%, 10%, 24% and 17% of the outstanding shares of the Class R shares of the Fund. Four shareholders of record held approximately 20%, 21%, 20% and 23% of the outstanding shares of the Class T shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly

The Fund

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

Note 6—Prior Year Restatement

The statement of assets and liabilities, the statement of operations, the statements of changes in net assets and financial highlights for the year ended September 30, 2004 have been restated to correct an error in the allocation of certain elements of operations from the Portfolio to the Fund. The amounts as original reported and the restated amounts are as follows:

	Original Reported	As Restated

Statement of Assets and Liabilities
Investment in The Boston Company
International Small Cap Portfolio
(“Portfolio”), at value (Note 1a)	$7,539,054	$7,581,529
Receivable from advisor	$72,498	$100,225
Paid-in-capital	$7,811,444	$7,857,666
Undistributed net
investment income	$13,511	$16,490

24

	Original Reported	As Restated

Statement of Assets and Liabilities
(continued)
Net unrealized appreciation	$18,500	$39,501
Net Assets	$7,758,339	$7,828,541
Net Assets Attributable to:
Class A	$4,324,249	$4,363,467
Class B	$2,182,352	$2,202,073
Class C	$1,045,603	$1,055,022
Class R	$137,550	$138,783
Class T	$68,585	$69,196
Net Asset Value Per Share ($):
(Net Assets/Shares outstanding)
Class A	15.64	15.78
Class B	15.48	15.62
Class C	15.48	15.62
Class R	15.70	15.84
Class T	15.58	15.72
Statement of Operations
Dividend income allocated
from Portfolio	$65,364	$68,095
Interest income allocated
from Portfolio	$5,391	$5,639
Expenses allocated from Portfolio	($33,425)	($35,246)
Net Investment Income
allocated from Portfolio	$37,330	$38,488
Less-reimbursement of
operating expenses (Note 2a)	($72,738)	($74,559)
Investment income—net	$9,714	$12,693
Realized gain (loss) allocated
from Portfolio on investment
security transactions	$402,497	$422,813
Change in unrealized appreciation
(depreciation) on investments
allocated from Portfolio	$4,614	$25,615

The Fund

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Original Reported	As Restated

Statement of Operations
(continued):
Net Realized and Unrealized
Gain on Investments	$407,111	$448,428
Net increase in Net Assets
from Operations	$416,825	$461,121
Statements of Changes in Net Assets
Net investment income	$9,714	$12,693
Net realized gain on investments	$402,497	$422,813
Change in net unrealized appreciation $4,614		$25,615
Net Increase in Net Assets from
Investment Operations	$416,825	$461,121
Net proceeds from sale of shares
Class A	$6,128,305	$6,145,041
Class B	$2,337,332	$2,342,937
Class C	$1,031,388	$1,034,735
Class R	$115,686	$115,849
Class T	$55,268	$55,323
Net Increase in Net Assets
from Fund Share Transactions	$7,170,653	$7,196,559
Total Increase in Net Assets	$7,584,396	$7,654,598
Net Assets End of Period	$7,758,339	$7,828,541
Financial Highlights
Investment income—net
Class A	.09	.11
Class B	(.01)	.00
Class C	(.01)	.00
Class R	.13	.14
Class T	.06	.07
Net realized and unrealized gain
on investments
Class A	3.57	3.69
Class B	3.57	3.70
Class C	3.56	3.69
Class R	3.60	3.73
Class T	3.57	3.70

26

	Original Reported	As Restated

Financial Highlights (continued)
Total from investment operations
Class A	3.66	3.80
Class B	3.56	3.70
Class C	3.55	3.69
Class R	3.73	3.87
Class T	3.63	3.77
Net asset value, end of period
Class A	15.64	15.78
Class B	15.48	15.62
Class C	15.48	15.62
Class R	15.70	15.84
Class T	15.58	15.72
Total Return
Class A	30.49	31.66
Class B	29.76	30.94
Class C	29.72	30.89
Class R	31.05	32.22
Class T	30.30	31.47
Net investment income
(to average daily net assets)
Class A	.68	.79
Class B	(.07)	.02
Class C	(.07)	.02
Class R	.93	1.00
Class T	.43	.50
Net investment (loss) per share if
voluntary expense reimbursement
had not occurred
Class B	(.34)	(.33)
Class C	(.34)	(.33)
Class T	(.28)	(.29)

The Fund

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Original Reported	As Restated

Financial Highlights (continued)
Expenses to average net assets if
voluntary expense reimbursement
had not occurred
Class A	4.13	4.19
Class B	4.88	4.93
Class C	4.88	4.93
Class R	3.88	3.94
Class T	4.38	4.43
Net investment (loss) to average
net assets if voluntary expense
reimbursement had not occurred
Class A	(1.76)	(1.71)
Class B	(2.51)	(2.47)
Class C	(2.51)	(2.47)
Class R	(1.51)	(1.50)
Class T	(2.01)	(2.05)

28

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

PORTFOLIO INFORMATION as of March 31, 2005
			Percentage of
Top Ten Holdings	Country	Sector	Net Assets

Hyundai Mipo Dockyard	SOUTH KOREA	Industrial	1.1
Home Capital Group, Inc.	CANADA	Financial	1.1
Friends Provident PLC	UNITED KINGDOM	Financial	1.1
Trican Well Service Ltd.	CANADA	Energy	1.1
Elekta AB	SWEDEN	Consumer, Non-cyclical	1.0
Tandberg Television ASA	NORWAY	Communications	0.9
Nippon Shokubai Ltd.	JAPAN	Basic Materials	0.9
Euler Hermes SA	FRANCE	Financial	0.8
Sims Group Ltd.	AUSTRALIA	Industrial	0.8
Keihin Corp.	JAPAN	Consumer, Cyclical	0.8

Percentage of
Economic Sector Allocation	Net Assets

Basic Materials	6.7
Communications	7.5
Consumer, Cyclical	15.4
Consumer, Non-cyclical	15.3
Energy	4.6
Financial	18.8
Industrial	23.3
Technology	4.5
Utilities	2.0
Short-Term and Net Other Assets	1.9
100.0

Percentage of
Geographic Region Allocation †	Net Assets

Europe ex U.K.	42.8
U.K.	20.6
Asia ex Japan	11.5
Japan	19.2
Americas ex U.S.	5.9
100.0

† Excluding short-term securities and investment of cash collateral.

The Portfolio is actively managed. Current holdings may be different than those presented above.

The Fund

29

9.6

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o
SCHEDULE OF INVESTMENTS
March 31, 2005

		Value ($)
Security	Shares	(Note 1A)

UNAFFILIATED INVESTMENTS—112.0%
EQUITY—96.9%
Australia—4.1%
Caltex Australia Ltd.	209,900	2,512,314
Cochlear Ltd.	72,900	1,846,423
Just Group Ltd.	684,900	1,496,730
Oil Search Ltd.	1,647,300	3,078,349
Perpetual Trustees Australia Ltd.	72,300	3,191,805
Sims Group Ltd. (a)	258,000	3,366,946
West Australian Newspaper Holdings (a)	256,900	1,567,188
		17,059,755
Austria—0.7%
Boehler-Uddeholm (a)	21,500	2,932,965
Belgium—1.7%
Colruyt SA	14,724	2,286,060
Mobistar SA	30,400	2,669,242
NV Union Miniere SA	20,100	2,039,684
		6,994,986
Canada—5.9%
Astral Media, Inc.	52,100	1,461,058
Canfor Corp. *	179,600	2,412,094
CHC Helicopter Corp.	58,700	2,694,219
Ensign Resource Service Group, Inc.	78,400	1,747,337
Home Capital Group, Inc.	156,600	4,361,800
Inmet Mining Corp. *	118,200	1,803,498
Northbridge Financial	131,400	3,205,673
Rothmans, Inc. (a)	107,700	2,136,721
Trican Well Service Ltd. *	66,400	4,283,162
		24,105,562
Denmark—1.4%
Bang & Olufsen A/S	17,400	1,166,139
GN Store Nord A/S (a)	159,900	1,837,099
Jyske Bank A/S *	78,300	2,927,084
		5,930,322

30

		Value ($)
Security	Shares	(Note 1A)

Finland—2.8%
Kesko Oyj (a)	83,700	2,149,978
Nokian Renkaat Oyj (a)	11,800	1,900,895
OKO Bank (OKO Osuuspankkien Keskuspankki Oyi) (a)	79,700	1,303,535
Rautaruukki Oyj (a)	149,600	2,012,491
Wartsila Oyj-B SHARES (a)	84,050	2,222,148
YIT-Yhtyma Oyj	64,500	1,825,649
		11,414,696
France—7.8%
Alten *	74,600	1,836,950
Ciments Francais (a)	16,600	1,598,460
Clarins	22,106	1,410,409
CNP Assurances (a)	25,300	1,791,908
Eiffage (a)	22,522	2,597,778
Elior (a)	194,300	2,470,284
Euler Hermes SA (a)	40,800	3,368,252
Generale de Sante	68,400	1,356,290
Iliad SA	32,900	1,223,722
Imerys SA (a)	31,700	2,395,151
Legardere SCA (a)	19,400	1,468,316
Natexis Banques Populaires	18,000	2,694,384
Nexans SA (a)	33,900	1,401,507
Pierre & Vacances	10,500	1,197,504
SR Teleperformance (a)	43,900	1,273,297
Vallourec	7,820	1,652,973
Vinci SA (a)	16,900	2,435,547
		32,172,732
Germany—5.2%
AWD Holding AG	34,100	1,502,582
Continental AG	43,300	3,357,468
Deutsche Postbank AG	59,500	2,737,476
Freenet.de AG (a)	48,900	1,301,076
Hannover Rueckversicherung AG (a)	29,750	1,176,344
Hypo Real Estate Holding	76,100	3,170,813

The Fund

31

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

Germany (continued)
Puma AG (a)	6,700	1,676,986
Software AG	44,300	1,450,247
Stada Arzneimittel AG	47,200	1,474,838
Thyssenkrupp AG (a)	77,600	1,598,051
United Internet AG Registered Shares (a)	54,914	1,745,053
		21,190,934
Hong Kong—2.9%
China Overseas Land & Investment Ltd.	4,868,000	1,079,794
Kerry Properties Ltd.	1,002,000	2,190,466
Orient Overseas International Ltd.	427,000	2,058,544
Skyworth Digital Holdings Ltd.	2,962,000	432,947
Solomon Systech (Intl.)	6,970,900	2,189,774
Varitronix International Ltd.	1,003,000	1,028,810
Wing Hang Bank Ltd.	221,800	1,350,826
Xinao Gas Holdings Ltd. *	2,860,000	1,540,138
		11,871,299
Ireland—1.0%
Fyffes PLC	766,700	2,235,697
Grafton Group PLC *	173,700	2,050,799
		4,286,496
Italy—3.5%
ASM Brescia Spa	350,600	1,185,926
Autostrada Torino-Milano Spa	68,600	1,523,842
Banco Popolare di Verona e Novara	87,100	1,624,366
Davide Campari-Milano Spa	18,100	1,258,500
Erg Spa	143,000	1,958,917
Milano Assicurazioni Spa	409,800	2,403,231
Pirelli & C Real Estate	57,900	3,134,354
Recordati Spa	46,800	1,288,872
		14,378,008
Japan—18.2%
Clarion Co., Ltd *	580,000	1,125,478
CMK Corp. (a)	107,000	1,725,935
Cosmo Oil Co., Ltd.	461,000	1,492,369
Goldcrest Co., Ltd.	26,300	1,518,770

32

		Value ($)
Security	Shares	(Note 1A)

Japan (continued)
Hamamatsu Photonics KK (a)	67,600	1,504,114
Hisamitsu Pharamaceutical	89,000	1,971,966
Hitachi Construction Machinery Co., Ltd.	114,500	1,579,863
Izumi Co. Ltdronics, Inc. (a)	47,700	1,119,186
Kawasaki Kisen Kaisha Ltd. (a)	286,200	1,975,819
Keihin Corp.	199,000	3,358,438
Kirin Beverage Corp.	64,400	1,634,182
Koito Manufacturing Co.	241,000	2,403,480
Komeri Co., Ltd.	53,700	1,420,277
Koyo Seiko Co., Ltd. (a)	132,000	1,786,846
Kuroda Electric Co., Ltd. (a)	67,700	1,585,288
Kyowa Exeo Corp.	278,000	2,204,497
Makita Corp.	115,000	2,100,662
Mitsubishi Gas Chemical Co., Inc.	403,000	1,891,119
Mori Seiki Co., Ltd (a)	171,900	1,820,193
Nippon Shokubai Ltd.	397,000	3,592,593
Nisshin Seifun Group, Inc. (a)	164,000	1,744,193
Nisshin Steel Co., Ltd. (a)	1,157,000	3,033,091
NTN Corp. (a)	242,000	1,343,316
OSG Corp.	151,800	2,101,606
Otsuka Corp.	33,900	2,343,493
Ricoh Leasing Co., Ltd.	118,100	3,079,480
Ryohin Keikaku	28,500	1,409,180
Santen Pharmaceutical Co., Ltd.	83,700	1,795,970
Sanwa Shutter Corp.	310,000	1,703,424
Sanyo Shinpan Finance Co., Ltd.	40,800	2,771,005
Sodick Co., Ltd.	206,000	1,839,183
Sumisho Lease Co., Ltd.	80,200	2,985,334
Sumitomo Rubber Industries, Inc. (a)	237,000	2,283,991
Sysmex Corp.	51,500	2,935,582
Tokyo Tatemono Co., Ltd.	289,000	1,957,403
Tosoh Corp. (a)	428,000	2,116,242
Tsuruha Co., Ltd.	52,700	1,794,524
	75,048,092

	The Fund	33

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

Netherlands—4.7%
Aalberts Industries NV	49,400	2,551,293
ASM International NV *	66,400	1,097,194
Axalto Holding NV *	53,600	1,771,373
Corio NV	46,500	2,599,186
Fugro NV *	16,100	1,463,722
Hunter Douglas NV	32,100	1,617,470
Koninklijke BAM Groep NV	43,800	2,582,798
Randstad Holding N.V	37,500	1,668,924
Stork NV	72,700	2,826,576
Wolters Kluwer NV *	55,700	1,017,118
		19,195,654
Norway—0.9%
Tandberg Television ASA *	299,500	3,759,355
Portugal—0.5%
Jeronimo Martins, SGPS, SA *	133,800	2,037,506
Singapore—1.3%
First Engineering Ltd.	1,996,000	1,511,846
Jurong Technologies Industrial	2,480,300	2,374,643
MobileOne Ltd.	1,307,000	1,583,954
		5,470,443
South Korea—3.1%
Dongbu Insurance Co., Ltd.	351,900	2,871,947
Hanjin Shipping Corp.	70,300	2,039,184
Honam Petrochemical Corp.	33,100	1,692,429
Hyundai Mipo Dockyard	82,300	4,612,684
Intops Co., Ltd.	67,600	1,389,223
		12,605,467
Spain—4.0%
ACS Actividades	102,200	2,529,818
Corp. Mapfre SA (a)	83,400	1,284,066
Cortefiel, SA	106,400	1,843,648
Ebro Puleva, SA (a)	120,000	2,015,539
Enagas (a)	117,100	1,784,716
Fadesa Inmobiliaria SA *	53,600	1,173,969

34

		Value ($)
Security	Shares	(Note 1A)

Spain (continued)
Inmobiliaria Urbis SA (a)	189,100	2,842,854
Indra Sistemas SA (a)	92,800	1,664,520
TPI Telefonica Publicidad e Informacion SA (a)	152,500	1,375,574
		16,514,704
Sweden—1.9%
Elekta AB *	108,359	3,909,497
Lindex AB	29,200	1,384,023
Nobia AB (a)	140,800	2,659,498
		7,953,018
Switzerland—4.3%
Hiestand Holding AG *	2,570	1,886,988
Logitech International SA *	29,510	1,795,327
Micronas Semiconductor Holdings *	49,500	2,065,605
Rieter Holding AG (a)	8,200	2,592,072
Saurer AG *	30,740	2,017,971
Sika AG *	3,700	2,759,993
Sulzer AG	3,700	1,593,494
Syngenta AG *	13,000	1,357,836
Verwalt & Privat-Bank AG	10,200	1,718,766
		17,788,052
United Kingdom—21.0%
Alliance Unichem PLC	140,800	2,058,485
Barratt Developments PLC	118,100	1,472,141
BPB PLC	310,600	2,914,778
British Airways PLC *	281,400	1,404,148
BSS Group PLC	58,300	1,179,063
Carillion PLC	326,700	1,506,689
Charter PLC *	253,500	1,293,679
Close Brothers Group PLC	173,700	2,544,405
Daily Mail and General Trust	118,600	1,613,994
Eircom Group PLC	644,000	1,694,287
Enterprise Inns PLC	185,500	2,703,230
FirstGroup PLC	333,800	2,165,617
Friends Provident PLC	1,281,000	4,291,609

The Fund

35

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

United Kingdom (continued)
Future PLC	757,900	1,164,485
Greene King PLC	81,700	2,005,931
Greggs PLC	22,700	1,986,514
Hays PLC	662,600	1,665,666
HMV Group PLC	214,000	1,012,215
Inchcape PLC	68,200	2,554,894
ISOFT Group PLC	190,106	1,250,430
Kelda Group PLC	117,900	1,332,600
Kier Group PLC	139,400	2,265,927
Laird Group PLC	216,500	1,403,579
Mcbride PLC	849,000	2,431,113
McCarthy & Stone PLC	154,100	1,922,345
Next PLC	79,400	2,389,177
Northgate Information Solutions PLC *	933,000	1,194,746
Northgate PLC	120,100	2,037,334
Peacock Group PLC	223,000	1,088,504
Persimmon PLC	101,200	1,445,106
Rexam PLC	237,500	2,131,147
Schroders PLC	99,400	1,328,283
Shire Pharmaceuticals Group PLC	182,700	2,087,467
SIG PLC	197,200	2,320,230
Speedy Hire PLC	231,100	2,817,374
Sportingbet PLC *	222,600	1,140,953
The Carphone Warehouse PLC	793,100	2,428,442
Travis Perkins PLC	66,300	2,099,003
Tullow Oil PLC	763,400	2,507,043
Ultra Electronics Holdings	118,000	1,611,405
United Business Media PLC	153,600	1,544,499
Victrex PLC	149,000	1,191,273
Viridian Group PLC	164,000	2,349,621
Whitbread PLC	82,700	1,456,039
WS Atkins PLC	161,000	1,950,602
Yell Group PLC	140,000	1,251,625
		86,207,697
TOTAL EQUITIES (Cost $323,787,985)		398,917,743

36

				Value ($)
Preferred Stocks—1.2%			Shares	(Note 1A)

Fresenius AG *			16,100	1,852,865
Henkel KGaA (a) *			15,400	1,392,098
Rheinmetall AG (a) *			28,400	1,509,062
TOTAL PREFERRED STOCKS (Cost $4,102,897)				4,754,025

				Value ($)
Short-Term Investments—0.1%	Rate	Maturity	Par Value ($)	(Note 1A)

U.S. Government—0.1%
U.S. Treasury Bill † (Cost $412,608)	2.730%	6/16/2005	$415,000	412,637

Investment of Cash Collateral—13.8%

BlackRock Cash Strategies L.L.C (Cost $56,673,833)		56,673,833		56,673,833
TOTAL UNAFFILIATED INVESTMENTS—
(Cost $384,977,323)			460,758,238

AFFILIATED INVESTMENTS—1.7%

Dreyfus Institutional Preferred Plus ††
(Cost $7,186,055)				7,186,055

TOTAL INVESTMENTS—113.7% (Cost $392,163,378)			467,944,293
LIABILITIES IN ACCESS OF OTHER ASSETS—(13.7%)				(56,530,691)
NET ASSETS—100%			411,413,602

Notes to Schedule of Investments:
(a) Security, or a portion of thereof, was on loan at 3/31/05.
* Non-income producing security
† Denotes all or part of security segregated as collateral.
†† Affiliated institutional money market fund.

The Fund

37

S T A T E M E N T O F I N V E S T M E N T S (continued)

At March 31, 2005 the Portfolio held the following forward foreign currency exchange contracts:

	Local
	Principal	Contract	Value at	USD Amount	Unrealized
Contracts to Receive	Amounts	Maturity Date	March 31, 2005	to Deliver Gain/(Loss)($)

Australian Dollar	420,000	4/1/2005	324,324	324,660	(336)
Swiss Franc	320,000	4/1/2005	267,604	267,447	157
British Pound	1,710,000	4/1/2005	3,232,071	3,220,785	11,286
Japanese Yen	90,000,000	4/1/2005	839,631	839,161	470
Norwegian Krone	830,000	4/1/2005	131,047	131,256	(209)
Swedish Krona	1,960,000	4/1/2005	277,314	277,935	(621)
Singapore Dollar	734,000	4/1/2005	444,768	444,581	187
			5,516,759	5,505,825	10,934

At March 31, 2005 the Portfolio held the following futures contracts:
		Expiration		Underlying Face	Unrealized
Contract	Position		Date	Amount at Value ($)	Loss ($)

MSCI Pan-Euro (44 contracts)	Long		6/14/2005	1,047,433	4,399
Topix Futures (3 contracts)	Long		6/30/2005	340,438	(340)
					4,059

38

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
Value

Assets ($):
Investments in securities at value (Note 1A)
(including securities on loan, valued at $53,869,881 (Note 6))
Unaffiliated investments (cost $384,977,323)	460,758,238
Affiliated investment (Note 1G) (cost $7,186,055)	7,186,055
Foreign currency, at value (cost $11,974,152)	11,752,353
Receivable for securities sold	1,274,030
Interest and dividends receivable	1,359,008
Receivable for variation margin on
open financial futures contracts (Note 5)	6,189
Appreciation on forward currency
exchange contracts (Note 5)	12,100
Prepaid expenses	5,298
Total assets	482,353,271

Liabilities ($):
Collateral for securities on loan (Note 6)	56,673,833
Payable for securities purchased	14,187,796
Depreciation on forward foreign
currency exchange contracts (Note 5)	1,166
Accrued accounting, administration and custody fees (Note 2)	53,924
Accrued Trustees’ fees and expenses (Note 2)	5,894
Other accrued expenses and liabilities	17,056
Total liabilities	70,939,669

Net Assets (applicable to investors’ beneficial interest) ($)	411,413,602

The accompanying notes are an integral part of the financial statements.

The Fund

39

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2005 (Unaudited)

Investment Income (Note 1B) ($):
Dividend income (net of foreign withholding taxes of $271,160)	2,401,806
Interest income	90,675
Securities lending income (Note 6)	151,315
Total investment income	2,643,796
Expenses
Investment advisory fee (Note 2)	1,561,650
Accounting, administration and custody fees (Note 2)	147,020
Professional fees	15,823
Trustees’ fees and expenses (Note 2)	21,312
Insurance expense	4,770
Miscellaneous expenses	7,476
Total expenses	1,758,051
Net investment income	885,745

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) on:
Investment securities	13,209,255
Futures contracts	55,235
Foreign currency and forward foreign
currency exchange contracts	(483,141)
Net realized gain	12,781,349
Change in unrealized appreciation (depreciation) on:
Investment securities	43,350,565
Futures contracts	67,071
Foreign currency and forward foreign currency exchange contracts	(387,879)
Net Change in unrealized appreciation (depreciation)	43,029,757
Net realized and unrealized gain	55,811,106
Net Increase in Net Assets from Operations	56,696,851

The accompanying notes are an integral part of the financial statements.

40

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

STATEMENT OF CHANGES IN NET ASSETS
	For the
	Six Months Ended	For the
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Increase (Decrease) in Net Assets ($):
From Operations ($):
Net investment income	885,745	1,503,725
Net realized gains	12,781,349	18,879,636
Change in net unrealized appreciation	43,029,757	15,368,956
Net increase in net assets from operations	56,696,851	35,752,317

Capital Transactions ($):
Contributions	161,574,875	112,536,550
Withdrawals	(26,226,094)	(18,465,788)
Net increase in net assets
from capital transactions	135,348,781	94,070,762
Total Increase in Net Assets	192,045,632	129,823,079

Net Assets ($):
At beginning of period	219,367,970	89,544,891
At end of period	411,413,602	219,367,970

The accompanying notes are an integral part of the financial statements.

The Fund

41

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

FINANCIAL HIGHLIGHTS
			For the Period
	For the		January 28, 2003
	Six Months Ended	For the	(commencement
	March 31, 2005	Year Ended	of operations) to
	(Unaudited)	September 30, 2004	September 30, 2003

Total Return †	21.75[a]	33.42	36.44[a]
Ratios (%):
Expenses (to average
daily net assets) ††	1.12[b]	1.20	1.46[b]
Net Investment Income
(to average daily net assets) ††	0.57[b]	1.06	1.29[b]
Portfolio Turnover	28[a]	72	46[a]

Net Assets, End of Period
(000’s omitted) ($)	411,414	219,368	89,545

††	For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:
Ratios (to average daily net assets) (%):

Expenses	N/A	N/A	1.49[b]
Net investment income	N/A	N/A	1.26[b]

† Total return for the Portfolio includes performance of The Boston Company International Small Cap Fund prior to its conversion to a master-feeder structure and contribution of its investments to the Portfolio.Total return would have been lower in the absence of expense waivers.

[a]	Not annualized.
[b]	Computed on an annualized basis.

42

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the “Portfolio”), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and, to a limited extent, emerging markets.

At March 31, 2005, there were two funds, The Boston Company International Small Cap Fund and Dreyfus Premier International Small Cap Fund invested in the Portfolio (the “Funds”).The value of the Funds’ investment in the Portfolio reflects the Funds’ proportionate interests in the net assets of the Portfolio. At March 31, 2005,The Boston Company International Small Cap Fund and the Dreyfus Premier International Small Cap Fund held 89.7% and 10.3% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Investment security valuations: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolio’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the New York Stock Exchange.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by each fund to a significant extent.

Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

44

(b) Securities transactions and income: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts usually received or paid.

(c) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.The Portfolio allocates at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(d) Foreign currency transactions: Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange

The Fund

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(e) Investment risk: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(f) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(g) Affiliated issuers: Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

46

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio’s average daily net assets. For the period ended March 31, 2005, the Portfolio paid $1,561,650 in investment advisory fees to TBCAM.

The Portfolio has contracted Mellon Bank, N.A. (“Mellon Bank”), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus fees that are asset and transaction based, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $129,995 during the period ended March 31, 2005.

The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio’s lending agent. Pursuant to this agreement the Mellon Bank receives an agreed upon percentage of the net lending revenues.This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended March 31, 2005 were

The Fund

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$223,551,505 and $83,128,119, respectively. For the period ended March 31, 2005, the Portfolio did not purchase or sell any long-term U.S. government securities.

NOTE 4—Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at March 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$335,489,546
Gross unrealized appreciation	$77,755,040
Gross unrealized depreciation	(1,974,125)
Net unrealized appreciation	$75,780,915

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price.The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns.Writing puts and buying calls tend to increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments.This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may

48

arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract’s terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the period ended March 31, 2005.

Forward currency exchange contracts

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign

The Fund

49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At March 31, 2005, the Portfolio did not hold any forward currency exchange contracts.

Futures contracts

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes

50

in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At March 31, 2005, the Portfolio held futures contracts. See Schedule of Investments for further details.

NOTE 6—Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

The Portfolio loaned securities during the period ended March 31, 2005 resulting in $151,315 of security lending income.At December 31, 2004, the Portfolio had securities valued at $53,869,881 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

The Fund

51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended March 31, 2005, the expense allocated to the Portfolio was $2,898.

During the period ended March 31, 2005, the Portfolio did not use the line of credit.

52

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that a fund’s Board of Trustees, including a majority of its Trustees who are not affiliated with the fund’s investment adviser or underwriter (the “Independent Trustees”) voting separately, approve the fund’s advisory agreement and the related fees on an annual basis.The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in The Boston Company International Small Cap Portfolio (the “Portfolio”), which is managed by The Boston Company Asset Management (“TBCAM”).The Fund’s Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio.The members of the Fund’s Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and TBCAM. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from TBCAM a broad range of information in response to a written request prepared on their behalf by their own legal counsel.The Independent Trustees met alone in a private session with their legal counsel on September 15, 2004 to review these materials and to discuss the proposed continuation of the Fund’s advisory agreement.The entire Board then met on October 14, 2004.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: TBCAM’s audited balance sheets and income statements, as well as a profitability analysis of TBCAM, including a separate presentation of TBCAM’s profitability relative to that of several publicly traded investment advisers;

The Fund

53

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

(ii) Management Teams and Operations: TBCAM’s Form ADV, as well as information concerning TBCAM’s executive management, portfolio management, and client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee and expense ratio compared to other funds, and TBCAM’s separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance (rather than the Portfolio alone), the addition of a new portfolio manager, as well as “fact sheets” prepared by TBCAM providing salient data about the Fund and Portfolio, including Portfolio’s holdings, strategies, recent market conditions and outlook, as well as TBCAM’s views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation (“Mellon”) and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio’s advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.The Trustees determined that the terms and conditions of the advisory agreement and the compensation to TBCAM provided therein are fair and reasonable, and they approved the continuation of the agreement for a one-year period. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by TBCAM. In their deliberations as to the continuation of the advisory agreement, the Trustees were also

54

mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have chosen to entrust TBCAM, under the supervision of the Trustees, to manage the portion of their assets invested in the Fund.

Among the specific factors the Trustees reviewed were the portfolio management, administrative, compliance and related services provided by TBCAM.The Trustees determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees observed that TBCAM had recently announced that it intended to implement a team approach to the portfolio management of its mutual funds, requiring that each fund have at least two portfolio managers, and expressed their support for this change.The Trustees reviewed the background and experience of the Portfolio’s two portfolio managers and also met with senior management of TBCAM to receive an overview of its organization, personnel, resources and strategic plans.Among other things, the Trustees considered the size, education and experience of TBCAM’s investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that TBCAM had the expertise and resources to manage the Portfolio effectively.

Investment Performance

The Board compared the relative investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings with that universe. In addition to the comparative information provided in connection with the September 15, 2004 meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular quarterly Board meeting during the year.

The Fund

55

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

The Lipper materials provided to the Board at the September 15, 2004 meeting indicated that the Fund’s performance for the 1 and 3-year periods ended July 31, 2004 was 39.24% and 17.34% . The Trustees found that these results compared favorably with the Fund’s peer group of similar funds, the average performance of which was 32.99% and 11.73% for the same periods.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to TBCAM. The Portfolio’s contractual advisory fee was 1.00%, in the 2nd quintile (second lowest) of its peer group of funds, the median fee of which was 1.061% . The Portfolio’s net advisory fee, after giving effect to fee waivers, was 0.738% and below the peer group median net advisory fee of 0.909% . Based on the factors discussed herein, the Board determined that the Portfolio’s advisory fee is reasonable relative to its peer group averages, both with and without giving effect to fee waivers.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of TBCAM. Based on the additional scope and complexity of the services provided and responsibilities assumed by these advisers with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

The Board considered the Fund’s (rather than solely the Portfolio’s) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 1.391% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 1.413% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

TBCAM’s Profitability

The Board considered TBCAM’s profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by TBCAM or its affili-

56

ated investment adviser, Standish Mellon Asset Management Company LLC (“Standish Mellon”) in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by TBCAM,TBCAM incurred losses in recent years in operating many of the investment companies in the Mellon family of funds, including the Portfolio and Fund, and achieved only marginal profitability as to several other funds. The Trustees observed that TBCAM had incurred losses in operating the Portfolio and the Fund in both 2002 and 2003.

Economies of Scale

While the Board recognized that economies of scale might be realized as the Fund grows, the Board concluded that, considering current asset growth prospects, the implementation of fee breakpoints or other fee reductions was not necessary at this time. The Trustees intend to review the need for breakpoints in connection with future investment advisory agreement approval deliberations.

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Funds. Mellon affiliates provide custodial, administrative, transfer agency and securities lending services to the Funds. In each case, such affiliates were selected on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Trustees, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Fund; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees

The Fund

57

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

payable by the Fund to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Fund and the Mellon Institutional Funds as a group.

———————

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio’s advisory agreement and the compensation to TBCAM provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one year period.

58

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny I n te r n a t i o n a l	S m a l l	C a p	P o r tfo l i o

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended March 31, 2005. The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

I N D E P E N D E N T T R U S T E E S
Samuel C. Fleming (65)
Trustee (1986)
c/o Decision Resources, Inc., 260 Charles Street,Waltham, MA 02453
Principal Occupation During Past 5 Years:
• Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,401 (Portfolio)
———————
Caleb Loring III (62)
Trustee (1986)
c/o Essex Street Associates, P.O. Box 181, Beverly, MA 01915
Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)
Number of Portfolios in Fund Complex Overseen by Trustee 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,543 (Portfolio)
———————
Benjamin M. Friedman (61)
Trustee (1986)
c/o Harvard University, Cambridge, MA 02138
Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,401 (Portfolio)

The Fund

59

TRUSTEES AND OFFICERS (continued)
I N D E P E N D E N T T R U S T E E S ( c o n t i n u e d )
John H. Hewitt (70)
Trustee (1986)
P.O. Box 2333, New London, NH 03257
Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $1,401 (Portfolio)

I N T E R E S T E D T R U S T E E S
Patrick J. Sheppard (40)
Trustee, President and Chief Executive Officer (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management;
formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $0 (Fund)

P R I N C I PA L O F F I C E R S W H O A R E N O T T R U S T E E S
Barbara A. McCann (44)
Vice President and Secretary (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of Operations, Mellon Institutional Asset Management; for-
merly First Vice President, Mellon Institutional Asset Management and Mellon Global
Investments
———————
Steven M. Anderson (40)
Vice President (1999) and Treasurer (2002)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Institutional Asset Management,
Institutional Asset

60

P R I N C I PA L O F F I C E R S W H O A R E N O T T R U S T E E S ( c o n t i n u e d )
Denise B. Kneeland (54)
Assistant Vice President (1996)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Manager, Mutual Funds Operations, Mellon Institutional Asset
Management
———————
Cara E. Hultgren (34)
Assistant Vice President (2001)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Assistant Vice President and Manager, Shareholder Services, Mellon Institutional Asset
Management since 2001; Shareholder Representative, Standish Mellon Asset Management.
———————
Jan F. Jumet (39)
Chief Compliance Officer (2004)
Standish Mellon Asset Management Company LLC, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Compliance Officer for Standish Mellon Asset Management
Company LLC; formerly Director of Compliance and Administration and Chief
Administration Officer for Standish Mellon Asset Management Company LLC, Senior Vice
President and Chief Administration Officer for Mellon Bond Associates, LLP, and First Vice
President and Senior Sales Associate for Mellon Institutional Asset Management

The Fund

61

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statement of Changes in Net Assets
11	Financial Highlights
16	Notes to Financial Statements
24	Portfolio Information (Master Portfolio)
25	Schedule of Investments (Master Portfolio)
31	Statement of Assets and Liabilities
(Master Portfolio)
32	Statement of Operations (Master Portfolio)
33	Statements of Changes in Net Assets
(Master Portfolio)
34	Financial Highlights (Master Portfolio)
35	Notes to Financial Statements (Master Portfolio)
42	Factors Considered by Board of Trustees
in Approving Advisory Agreement
(Master Portfolio)
48	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Small Cap Equity Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Small Cap Equity Fund covers the six-month period from October 1, 2004, through March 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Joseph M. Corrado and Stephanie K. Brandaleone of The Boston Company Asset Management, LLC, adviser to the Master Portfolio in which the fund invests all of its assets.

Stocks rallied strongly in the wake of the U.S. presidential election during the fourth quarter of 2004 before losing some ground over the first three months of 2005 as rising energy prices, higher interest rates and greater inflation concerns dampened investor sentiment. Nonetheless, certain sectors of the stock market — most notably natural resources and foreign shares — produced relatively robust gains. In addition, a recent flurry of mergers-and-acquisitions activity boosted the prices of a number of individual stocks across a variety of industry groups.

In our view, the stock market’s recent performance highlights the potential benefits of a long-term investment perspective and a diversified portfolio. At times such as these, when market conditions are mixed, we believe it is important to stay in touch with your financial advisor, who can help you respond to the challenges and opportunities of a changing investment environment.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA,
Portfolio Managers
The Boston Company Asset Management, LLC, Investment Adviser

How did Dreyfus Premier Small Cap Equity Fund perform
relative to its benchmark?

For the six-month period ended March 31, 2005, the fund produced total returns of 8.37% for its Class A shares, 7.96% for its Class B shares, 7.91% for its Class C shares, 8.50% for its Class R shares and 8.15% for its Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index,produced a total return of 8.70% for the same period.2

Stocks rallied early in the reporting period as a cloud of economic and political uncertainty was lifted from the financial markets, but they later gave back some of those gains as inflationary pressures and interest rates rose. The fund’s returns were slightly lower than its benchmark, mainly due to the fund’s lagging investments in the energy and industrials sectors.

What is the fund’s investment approach?

The fund seeks long-term growth of capital.The fund is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company Small Cap Value Portfolio, which is a series of the Mellon Institutional Funds Master Portfolio. The fund (as used herein, “fund” refers to the Dreyfus fund and the Master Portfolio) invests, under normal circumstances,at least 80% of its assets in the stocks of small-cap U.S. companies, and may invest up to 15% of its assets in foreign companies.

We employ a value-based investment style, in which we seek to identify companies with stocks trading at prices below what we believe to be their intrinsic values. We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best.The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, new products or improving business conditions) that will trigger a price increase.

What other factors influenced the fund’s performance?

Stocks rallied sharply during the fourth quarter of 2004 when political uncertainty waned and the U.S. economy showed signs of renewed strength. Small-cap stocks fared particularly well in the rally as investors’ appetite for risk grew.During the first quarter of 2005,however,the market environment changed as investors became concerned that rising interest rates and rising inflationary pressures might threaten the economic recovery.As a result, stocks gave back some of their previous gains.

In this changing environment, the fund’s performance was primarily influenced by our security selection strategy, which considers the prospects of individual companies over broader economic or market factors. In the financials area, the fund’s relatively light exposure to the group helped it avoid weakness among companies impacted by the eroding effects of rising interest rates on bank profits. In addition, the fund’s security selections in the financials area produced higher returns than the benchmark’s financials component. For example, real estate management company Jones Lang LaSalle gained value amid stronger market conditions for office and industrial real estate.

We found attractive opportunities in the stronger-performing consumer staples area, where the fund’s overweight also helped boost returns. The fund enjoyed strong contributions from companies such as Ralcorp Holdings, Inc., a manufacturer of private-label cereals and baked products. Ralcorp benefited from growing sales volumes as supermarkets committed more shelf space to higher-margin private-label products. In the technology area, the fund benefited from its position in Comtech Telecommunications, a provider of secure networks to corporations and the military, which gained market share.

4

On the other hand, the fund suffered some disappointments during the reporting period. The fund’s energy investments trailed the averages due to its relatively light exposure to exploration and production companies, which sold at relatively rich valuations and did not meet our value-oriented investment criteria. In the industrials sector, the benefits of a slightly overweighted position were offset by lackluster results from holdings such as battery maker C&D Technologies, Inc., where higher lead prices eroded profit margins.

What is the fund’s current strategy?

After five years in which smaller stocks have produced consistently higher returns than larger ones, we have seen evidence that valuations among small-cap stocks have reached parity with large-capitalization stocks. Nonetheless, we have continued to find what we believe to be attractive investment opportunities, especially in the technology and industrials sectors. Indeed, we believe that today’s market conditions are well suited to a bottom-up investment process that seeks attractively valued companies that are poised to gain value due to an identifiable catalyst.

April 15, 2005
The fund invests in a “Master Portfolio” that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The investment adviser to the Master
Portfolio is The Boston Company Asset Management, LLC, an affiliate of Dreyfus. References to the “fund” in this report generally mean the fund and the Master Portfolio in which it invests.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until the fund’s total assets reach $15 million and, in any event, at least until September
30, 2005. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund

5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Equity Fund from October 1, 2004 to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.01	$ 10.89	$ 10.89	$ 5.72	$ 8.30
Ending value (after expenses)	$1,083.70	$1,079.60	$1,079.10	$1,085.00	$1,081.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.79	$ 10.55	$ 10.55	$ 5.54	$ 8.05
Ending value (after expenses)	$1,018.20	$1,014.46	$1,014.46	$1,019.45	$1,016.95

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for
Class C, 1.10% for Class R and 1.60% for Class T; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Dreyfus Premier Stock Funds
D rey f u s P re m i e r S m a l l C a p E q u i ty	Fu n d

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005 (Unaudited)

		Value

Assets ($):
Investment in The Boston Company Small Cap Value
Portfolio (Portfolio), at value (Note 1A)		12,037,080
Receivable from administrator (Note 2)		16,681
Receivable for Fund shares sold		43,836
Prepaid expenses		78,017
		12,175,614

Liabilities ($):
Accrued transfer agent fees		1,595
Accrued professional fees		10,750
Accrued administration fees		1,030
Accrued distribution fees		1,526
Accrued service fees		1,968
Accrued expenses and other liabilities		5,600
		22,469

Net Assets ($)		12,153,145

Composition of Net Assets ($):
Paid-in capital		11,514,403
Undistributed net investment (loss)		(28,354)
Accumulated net realized gain		468,008
Net unrealized appreciation		199,088

Net Assets ($)		12,153,145

Net Assets Attributable to ($):
Class A		8,315,517
Class B		1,406,300
Class C		2,206,139
Class R		52,549
Class T		172,640

Shares of beneficial shares outstanding:
Class A		329,085
Class B		56,597
Class C		88,783
Class R		2,068
Class T		6,877

Net Asset Value, Per Share ($):
(Net Assets/Shares outstanding)
Class A		25.27
Class B		24.85
Class C		24.85
Class R		25.41
Class T		25.10

The accompanying notes are an integral part of the financial statements.

The Fund

7

Dreyfus Premier Stock Funds
D rey f u s P re m i e r S m a l l C a p E q u i ty	Fu n d

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2005 (Unaudited)

		Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio		39,006
Interest income allocated from Portfolio		3,283
Security lending income allocated from Portfolio		568
Expenses allocated from Portfolio		(42,899)
Net investment income allocated from Portfolio		(42)
Expenses:
Professional fees		27,038
Directors’ fees and expenses (Note 2d)		780
Distribution fees (Note 2b)		11,087
Shareholder servicing costs (Note 2c)		11,170
Administration fees (Note 2a)		4,499
Transfer agent fees (Note 2c)		6,167
Prospectus and shareholders’ reports		19,163
Miscellaneous		18,169
Total Expenses		98,073
Less—reimbursement of Fund operating expenses (Note 2a)		(69,761)
Net Expenses		28,312
Investment (Loss)—Net		(28,354)

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) allocated from Portfolio on:
Investment security transactions		525,287
Change in unrealized appreciation (depreciation)
on investments allocated from Portfolio		(16,973)
Net Realized and Unrealized Gain on Investments		508,314
Net Increase in Net Assets from Operations		479,960

The accompanying notes are an integral part of the financial statements

8

Dreyfus Premier Stock Funds
D rey f u s P re m i e r S m a l l C a p	E q u i ty Fu n d

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Operations ($):
Increase (Decrease) in Net Assets
From Investment Operations:
Net investment income (loss)	(28,354)	(9,798)
Net realized gain on investments	525,287	124,578
Change in net unrealized appreciation
(depreciation) on investments	(16,973)	217,991
Net Increase in Net Assets
from Investment Operations	479,960	332,771

Dividend to Shareholders from ($):
From net realized gains on investments:
Class A	(223)	(4,529)
Class B	(53)	(2,181)
Class C	(69)	(1,217)
Class R	(1)	(306)
Class T	(6)	(197)
Total Dividends	(352)	(8,430)

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	4,844,940	4,368,602
Class B	685,256	813,971
Class C	1,732,374	639,005
Class R	42,418	8,892
Class T	119,713	50,303
Dividends reinvested:
Class A	223	4,312
Class B	17	1,710
Class C	55	630
Class R	1	306
Class T	6	197

The Fund

9

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	S m a l l	C a p	E q u i ty	Fu n d

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Fund Share (Principal) Transactions
(Note 4) ($) (continued):
Cost of shares redeemed:
Class A	(487,012)	(1,108,462)
Class B	(208,863)	(66,745)
Class C	(284,301)	(34,439)
Class R	(5,005)	(5,390)
Class T	(20,920)	—
Net Increase in Net Assets
from Fund Share Transactions	6,418,902	4,672,892
Total Increase in Net Assets	6,898,510	4,997,233

Net Assets ($):
Beginning of period	5,254,635	257,402
End of period	12,153,145	5,254,635

The accompanying notes are an integral part of the financial statements

10

Dreyfus Premier Stock Funds
D rey f u s P re m i e r	S m a l l	C a p	E q u i ty	Fu n d
FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class A Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.32	18.48	14.00
Investment Operations:
Investment (loss)—net †	(.04)[b]	(.08)[b]	(.05)[b]
Net realized and unrealized
gain (loss) on investments	1.99	5.38	4.53
Total from investment operations	1.95	5.30	4.48
Distributions:
Dividends from net realized gains on investments	(.00)[c]	(.46)	—
Net asset value, end of period	25.27	23.32	18.48

Total Return (%)	8.37[d,e]	29.07[d]	32.00[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.67[e]	1.34	.89[e]
Net investment (loss) (to average daily net assets) †	(.18)[e]	(.37)	(.29)[e]

Net Assets, end of period ($ X 1,000)	8,316	3,636	146

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.23)[b]	(1.13)[b]	(21.53)[b]
Ratios (to average daily net assets) (%):
Expenses	1.41[e]	6.56	121.07[e]
Net investment (loss)	(.92)[e]	(5.59)	(120.47)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

11

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class B Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.01	18.39	14.00
Investment Operations:
Investment (loss)—net †	(.14)[b]	(.22)[b]	(.13)[b]
Net realized and unrealized
gain (loss) on investments	1.98	5.31	4.52
Total from investment operations	1.84	5.09	4.39
Distributions:
Dividends from net realized gains on investments	(.00)[c]	(.46)	—
Net asset value, end of period	24.85	23.02	18.39

Total Return (%)	7.96[d,e]	27.99[d]	31.36[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.05[e]	2.09	1.39[e]
Net investment (loss) (to average daily net assets) †	(.57)[e]	(1.12)	(.79)[e]

Net Assets, end of period ($ X 1,000)	1,406	851	48

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.34)[b]	(1.27)[b]	(20.36)[b]
Ratios (to average daily net assets) (%):
Expenses	1.90[e]	7.31	121.56[e]
Net investment (loss)	(1.43)[e]	(6.34)	(120.96)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

12

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class C Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.02	18.39	14.00
Investment Operations:
Net Investment (loss)—net †	(.14)[b]	(.22)[b]	(.13)[b]
Net realized and unrealized
gain (loss) on investments	1.97	5.31	4.52
Total from investment operations	1.83	5.09	4.39
Distributions:
Dividends from net realized gains on investments	(.00)[c]	(.46)	—
Net asset value, end of period	24.85	23.02	18.39

Total Return (%)	7.91[d,e]	28.05[d]	31.36[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.05[e]	2.09	1.38[e]
Net investment (loss) (to average daily net assets) †	(.57)[e]	(1.12)	(.79)[e]

Net Assets, end of period ($ X 1,000)	2,206	690	48

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.32)[b]	(1.27)[b]	(20.89)[b]
Ratios (to average daily net assets) (%):
Expenses	1.84[e]	7.31	121.56[e]
Net investment (loss)	(1.36)[e]	(6.34)	(120.97)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

13

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class R Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.42	18.52	14.00
Investment Operations:
Investment (loss)—net†	(.02)[b]	(.03)[b]	(.02)[b]
Net realized and unrealized
gain (loss) on investments	2.01	5.39	4.54
Total from investment operations	1.99	5.36	4.52
Distributions:
Dividends from net realized gains on investments	(.00)[c]	(.46)	—
Net asset value, end of period	25.41	23.42	18.52

Total Return (%)	8.50[d,e]	29.33[d]	32.22[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.55[e]	1.09	0.73[e]
Net investment income (to average daily net assets) †	(.07)[e]	(.12)	(.13)[e]

Net Assets, end of period ($ X 1,000)	53	14	8

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.21)[b]	(1.12)[b]	(19.34)[b]
Ratios (to average daily net assets) (%):
Expenses	1.41[e]	6.31	120.90[e]
Net investment (loss)	(.93)[e]	(5.34)	(120.30)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Six Months Ended
	March 31, 2005	Year Ended September 30,

Class T Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.21	18.45	14.00
Investment Operations:
Investment income (loss)—net †	(.08)[b]	(.13)[b]	(.07)[b]
Net realized and unrealized
gain (loss) on investments	1.97	5.35	4.52
Total from investment operations	1.89	5.22	4.45
Distributions:
Dividends from net realized gains on investments	(.00)[c]	(.46)	—
Net asset value, end of period	25.10	23.21	18.45

Total Return (%)	8.15[d,e]	28.67[d]	31.79[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	.80[e]	1.59	1.06[e]
Net investment (loss) (to average daily net assets) †	(.33)[e]	(.62)	(.46)[e]

Net Assets, end of period ($ X 1,000)	172	64	8

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(.26)[b]	(1.18)[b]	(19.36)[b]
Ratios (to average daily net assets) (%):
Expenses	1.60[e]	6.81	121.24[e]
Net investment (loss)	(1.13)[e]	(5.84)	(120.64)[e]
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund

15

Dreyfus Premier Stock Funds
D rey f u s P re m i e r S m a l l C a p	E q u i ty	Fu n d
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Equity Fund (the “Fund”) is a separate diversified portfolio of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering three series.The Fund’s investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company Small Cap Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. Companies. The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio.The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 12% at March 31, 2005).The performance of the Fund is directly affected by the performance of the Portfolio.The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C,

16

Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses

The Fund

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the Fund determined in accordance with U.S. generally accepted accounting principles.All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: The Fund intends to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2004 was as follows: ordinary income $6,964 and capital gains $1,466.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2 —Investment Advisory Fee and Other Transactions With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

At a meeting of the Fund’s Board of Trustees held on October 25, 2004, the Board reviewed information provided by Dreyfus that compared the Fund’s performance and expense ratios to a comparison group of funds and to relevant Lipper averages. The Board discussed the results of the comparisons and noted that the Fund’s outperformed the comparison group and Lipper averages on a total return basis for the reported time periods, and that the Fund’s expense ratio was lower than the Lipper average after giving effect to the undertaking by Dreyfus to voluntarily reduce the Fund’s expense ratio.

Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 distribution plan fees, shareholder services plan fees and any class specific expenses, to 1.10% of the Fund’s average daily net assets. Pursuant to this expense limitation, for the period ended March 31, 2005, Dreyfus voluntarily reimbursed the Fund in the amount of $69,761 for its operating expenses. Dreyfus has contractually agreed to this expense limitation and or waiver until the Fund’s total assets reach $15 million and, in any event, at least until September 30, 2005.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2005, the Distributor retained $6,528 and $60 from commissions earned on sales of Class A and Class T shares, respectively, and $3,164 and $718 from contingent deferred sales charges on redemptions of the Fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2005, Class B, Class C and Class T shares were charged $4,670, $6,252 and $165, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31,2005, Class A, Class B, Class C and Class T shares were charged $7,365, $1,556, $2,084 and $165, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 2005, the Fund was charged $4,593 pursuant to the transfer agency agreement.

20

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended March 31, 2005 aggregated $7,415,102 and $1,057,565, respectively.

NOTE 4—Capital Share Transactions:
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Class A:
Shares sold	192,406	197,856
Dividends reinvested	9	214
Shares redeemed	(19,213)	(50,065)
Net increase	173,202	148,005
Class B:
Shares sold	27,996	37,306
Dividends reinvested	—	85
Shares redeemed	(8,363)	(3,058)
Net increase	19,633	34,333
Class C:
Shares sold	70,174	28,929
Dividends reinvested	2	31
Shares redeemed	(11,372)	(1,571)
Net increase	58,804	27,389

The Fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Class R:
Shares sold	1,647	415
Dividends reinvested	—	15
Shares redeemed	(194)	(243)
Net increase	1,453	187
Class T:
Shares sold	4,943	2,306
Dividends reinvested	—	10
Shares redeemed	811	—
Net increase	4,132	2,316

At March 31, 2005, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 438 shares of Class R of the Fund. In addition, two shareholders of record held approximately 13% and 55% of the total outstanding shares of the Class A shares of the Fund. Two shareholders of record held approximately 17% and 13% of the total outstanding shares of the Class B shares of the Fund.One shareholder of record held approximately 70% of the total outstanding shares of Class R shares of the Fund. Four shareholder of record held approximately 19%, 13%, 13% and 18% of the total outstanding shares of the Class T shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who

22

acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses.As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund

23

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

PORTFOLIO INFORMATION as of March 31, 2005
			Percentage of
Top Ten Holdings†	Sector		Net Assets

Ralcorp Holdings, Inc.	Consumer Staples		1.9
The Brink’s Co.	Industrial		1.7
FMC Technologies, Inc.	Energy		1.7
Arch Coal, Inc.	Basic Materials		1.6
Laidlaw International, Inc.	Industrial		1.6
Jones Lang Lasalle	Financial		1.5
Knight Trading Group	Financial		1.4
Aztar Corp.	Consumer Discretionary		1.4
United Rentals, Inc.	Industrial		1.3
Toro Co.	Consumer Discretionary		1.2
			15.3
* Excluding short-term investments and investment of cash collateral.

	Percentage of
Economic Sector Allocation	Net Assets

Percentage of
Economic Sector Allocation	Net Assets
Basic Materials		6.5
Consumer Discretionary		15.8
Consumer Staples		7.1
Energy		4.9
Financial		19.3
Health Care		8.0
Industrial		18.9
Technology		13.8
Telecommunication Service		0.3
Utilities		3.3
Short-term and Net Other Assets		2.1
		100.0

The Boston Company Small Cap Value Fund invests all of its investable assets in an interest of the Boston Company
Small Cap Value Portfolio (See Note 1 of the Fund’s Notes to Financial Statements).The Portfolio is actively managed.
Current holdings may be different than those presented above.

24

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o
SCHEDULE OF INVESTMENTS
March 31, 2005

		Value ($)
Security	Shares	(Note 1A)

UNAFFILIATED INVESTMENTS—105.3%
EQUITIES—97.9%
Basic Materials—6.5%
Arch Coal, Inc. (a)	35,400	1,522,554
Balchem Corp.	15,700	365,025
Compass Minerals International, Inc.	22,600	575,170
FMC Corp. *	13,600	726,920
Florida Rock Industries, Inc.	11,000	647,020
Hercules, Inc. *	46,100	667,528
NN, Inc.	32,600	401,632
RTI International Metals, Inc. *	31,700	741,780
Spartech Corp.	29,300	581,605
		6,229,234
Consumer Discretionary—15.8%
American Greetings Corp., Class A (a)	27,900	710,892
Aztar Corp. *	44,800	1,279,488
Big 5 Sporting Goods Corp.	28,400	701,480
Cache, Inc. *	23,200	314,360
Charming Shoppes, Inc. *	85,600	695,928
Gemstar-TV Guide International, Inc. *	136,600	594,210
Gray Television, Inc.	36,400	526,708
Interface, Inc. *	49,400	336,908
Jos A Bank Clothiers, Inc. (a) *	35,700	1,046,010
La-Z-Boy, Inc.	39,100	544,663
Lifetime Hoan Corp.	23,100	357,819
Matthews International Corp., Class A	11,700	383,292
The Men’s Wearhouse, Inc.*	14,100	595,161
The Reader’s Digest Association	47,500	822,225
Regis Corp.	17,500	716,275
Saks, Inc.	33,800	610,090
School Specialty, Inc. *	29,000	1,135,640

The Fund

25

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

Consumer Discretionary (continued)
Stanley Furniture Co., Inc.	11,600	548,448
Toro Co.	12,900	1,141,650
Wabtec Corp.	26,500	542,985
The Yankee Candle Co. (a)	31,000	982,700
Zale Corp. *	15,500	460,660
		15,047,592
Consumer Staples—7.1%
Del Monte Foods Co. *	81,100	879,935
Fresh Del Monte Produce	24,300	741,636
Green Mountain Coffee Roasters *	16,000	384,000
J & J Snack Food Corp.	9,100	426,153
Lance, Inc.	30,100	483,707
Longs Drug Stores Corp.	21,700	742,574
Performance Food Group Co. *	41,100	1,137,648
Ralcorp Holdings, Inc.	37,900	1,794,565
The Great Atlantic & Pacific Tea Co., Inc. *	11,400	169,860
		6,760,078
Energy—4.9%
Dril-Quip, Inc. *	20,900	642,466
FMC Technologies, Inc.	47,100	1,562,778
Oil States International, Inc. *	39,400	809,670
Tetra Technologies *	36,600	1,040,904
Universal Compression Holdings, Inc. *	16,200	613,494
		4,669,312
Financial—19.3%
Alabama National Bancorp/Del	8,200	507,498
Alexandria Real Estate Equities, Inc. REIT	9,600	618,048
Aspen Insurance Holdings Ltd.	36,600	922,686
Assured Guaranty Ltd.A121	39,600	710,820
Boykin Lodging Co. REIT *	36,400	346,892
Capital Automotive REIT	23,900	791,568
Capital Trust, Inc., Class A REIT	18,700	620,466
Financial Federal Corp.	15,300	541,161
First Republic Bank	20,300	657,111

26

		Value ($)
Security	Shares	(Note 1A)

Financial (continued)
Horace Mann Educators Corp. (a)	29,500	523,330
Innkeepers USA Trust REIT	49,400	637,754
ITLA Capital Corp.*	8,200	409,672
Jones Lang Lasalle *	29,900	1,394,835
Knight Trading Group (a) *	136,900	1,319,716
Lasalle Hotel Properties REIT	18,900	549,045
Metris Cos., Inc. *	63,800	739,442
Mission West Properties REIT	49,500	524,700
Pacific Capital BanCorp	22,360	665,881
Provident Bancorp, Inc.	31,900	390,456
Provident Bankshares Corp.	17,800	586,688
Raymond James Financial, Inc.	34,000	1,030,200
Santander BanCorp	13,200	347,556
Scottish Annuity & Life Holding	32,100	722,892
SL Green Realty Corp. REIT (a)	12,000	674,640
Southwest Bancorp of Texas, Inc.	50,100	919,335
Sterling Bancshares, Inc. *	33,800	479,960
Sterling Financial Corp. *	12,200	435,540
Summit Bancshares, Inc. (Texas)	19,800	337,590
	18,405,482
Health Care—8.0%
Amedisys, Inc. *	35,200	1,064,800
America Service Group, Inc. *	25,100	555,463
Andrx Corp.(a) *	24,200	548,614
Apria Healthcare Group, Inc. *	12,200	391,620
Hooper Holmes, Inc.	96,600	369,012
Magellan Health Services, Inc. *	14,200	483,510
Medicines Co.*	25,500	577,830
Pediatrix Medical Group, Inc. *	11,600	795,644
Polymedia Corp.	29,400	933,744
Res-Care, Inc. *	54,400	680,544
Sierra Health Services *	12,300	785,232
U.S. Physical Therapy, Inc. *	30,800	430,584
		7,616,597

	The Fund	27

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Value ($)
Security	Shares	(Note 1A)

Industrial—18.9%
Bowne & Co., Inc. (a)	61,300	921,952
The Brink’s Co.	45,900	1,588,140
C&D Technologies, Inc.	30,800	309,540
Casella Waste Systems, Inc. *	35,400	468,342
Central Parking Corp.	32,600	560,068
Chicago Bridge & Iron Co. N.V	21,900	964,257
CIRCOR International, Inc.	19,200	473,280
Comfort Systems USA, Inc. *	45,000	348,750
Courier Corp.	9,400	492,936
Cubic Corp.	28,600	541,684
Esterline Technologies Corp. *	32,400	1,119,420
GSI Lumonics, Inc. *	83,200	752,128
Granite Construction, Inc.	30,000	788,100
Herley Industries, Inc. *	35,900	614,249
Insituform Technologies, Inc. *	29,100	422,241
Labor Ready *	34,400	641,560
Laidlaw International, Inc. *	72,300	1,503,840
McGrath RentCorp.	27,800	649,964
Modtech Holdings, Inc. *	49,700	422,450
Reliance Steel & Aluminum	15,200	608,152
Simpson Manufacturing	17,100	528,390
Source Interlink Cos., Inc. *	37,700	424,125
United Rentals, Inc. *	58,000	1,172,180
Wabash National Corp.	32,100	783,240
Waste Connections *	27,100	941,725
		18,040,713
Technology—13.8%
Anaren, Inc. *	30,300	367,539
Borland Software Corp. *	84,300	684,516
C-COR, Inc. *	63,100	383,648

28

		Value ($)
Security	Shares	(Note 1A)

Technology (continued)
Comtech Telecommunications Corp. *	13,800	718,980
Cymer, Inc. *	24,800	663,896
Digi International, Inc. *	44,100	605,052
EPIQ Systems, Inc. *	26,600	345,268
EFunds Corp. *	31,500	703,080
Electronics for Imaging, Inc. *	33,000	588,720
Foundry Networks, Inc. *	42,100	416,790
Hutchinson Technology, Inc. (a) *	14,700	511,266
Informatica Corp. *	49,500	409,365
Komag, Inc. *	24,900	556,515
Maxtor Corp. *	126,800	674,576
McData Corp. (a) *	119,400	450,138
NIC, Inc. *	90,700	432,639
Newport Corp. *	41,000	594,090
Perot Systems Corp., Class A *	68,900	926,016
Phase Forward, Inc. *	65,700	429,021
Photon Dynamics, Inc. *	24,900	474,594
Progress Software Corp. *	35,700	936,054
SafeNet, Inc. *	21,200	621,372
Sybase, Inc. *	35,000	646,100
		13,139,235
Telecommunication Service—0.3%
Surewest Communications	12,500	288,250
Utilities—3.3%
Cleco Corp.	43,800	932,940
PNM Resources, Inc.	41,700	1,112,556
UGI Corp.	23,700	1,076,453
		3,121,949
TOTAL EQUITIES (Cost $80,821,702)		93,318,442

The Fund

29

S T A T E M E N T O F I N V E S T M E N T S (continued)

			Par	Value ($)
Short-Term Investments—0.3% Rate (%) Maturity			Value ($)	(Note 1A)

U.S. Government—0.3%
U.S. Treasury Bill †	2.450	4/7/2005	120,000	119,951
U.S. Treasury Bill †	2.730	6/16/2005	150,000	149,146
TOTAL SHORT-TERM INVESTMENTS
(cost $269,088)				269,097

INVESTMENT OF CASH COLLATERAL—7.1%			Shares

BlackRock Cash Strategies L.L.C. (Cost $6,789,232)			6,789,232	6,789,232
TOTAL UNAFFILIATED INVESTMENTS
(Cost $87,880,022)				100,376,771

AFFILIATED INVESTMENTS—9.9%

Dreyfus Institutional Preferred Plus †† (cost $9,404,680)			9,404,680	9,404,680

TOTAL INVESTMENTS—115.2% (cost $97,284,702)				109,781,451
LIABILITIES IN EXCESS OF OTHER ASSETS—(15.2%)				(14,522,086)
NET ASSETS—100%				95,259,365
Notes to Schedule of Investments:
ADR—American Depository Receipt
REIT—Real Estate Investment Trust
(a)	Security, or a portion of thereof, was on loan at 3/31/05
* Non-income producing security
†	Denotes all or part of security segregated as collateral for futures contracts.
††	Affiliated institutional money market fund.
At March 31, 2005 the Fund held the following futures contracts:
		Expiration	Underlying Face	Unrealized
Contract	Position	Date	Amount at Value ($) Gain (Loss) ($)

Russell 2000 Index (6 contacts)	Long	6/16/2005	1,851,750	1,923

30

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
Value

Assets ($):
Investment in securities, at value (Note 1A)
(including securities on loan, valued at $6,455,008 (Note 6))
Unaffiliated investments (cost $87,880,022)	100,376,771
Affiliated investment (Note 1E) (cost $9,404,680)	9,404,680
Cash	887
Receivable for investments sold	852,134
Interest and dividends receivable	75,886
Prepaid expenses	975
Total assets	110,711,333

Liabilities
Collateral for securities on loan (Note 6)	$6,789,232
Payable for investments purchased	8,614,832
Payable for margin variation	17,608
Accrued accounting, administration and custody fees (Note 2)	12,621
Accrued Trustees’ fees and expenses (Note 2)	3,005
Other accrued expenses and liabilities	14,670
Total liabilities	15,451,968

Net Assets (applicable to investors’ beneficial interest)	95,259,365

The accompanying notes are an integral part of the financial statements

The Fund

31

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

STATEMENT OF OPERATIONS For the Year Ended March 31, 2005
Investment Income (Note 1B) ($):
Investment Income (Note 1B)
Dividend income (net of foreign with holding taxes of $356)	340,020
Interest income	26,298
Securities lending income (Note 6)	4,551
Total investment Income	370,869
Expenses
Investment advisory fee (Note 2)	303,955
Accounting, administration and custody fees	37,207
Professional fees	14,784
Trustees’ fees and expenses (Note 2)	6,818
Insurance expense	4,195
Miscellaneous expenses	1,336
Total expenses	368,295
Net investment income	2,574

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) on:
Investment securities	4,352,201
Futures contracts	(25,502)
Net realized gains	4,326,699
Change in unrealized appreciation (depreciation) on:
Investment securities	1,630,651
Futures contracts	1,923
Net change in unrealized appreciation (depreciation)	1,632,574
Net realized and unrealized gain (loss)	5,959,273
Net Increase (Decrease) in Net Assets from Operations	$5,961,847

The accompanying notes are an integral part of the financial statements

32

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Operations ($):
Increase (Decrease) in Net Assets:
From Investment Operations:
Net investment income (loss)	$2,574	$(52,543)
Net realized gains (losses)	4,326,699	10,097,630
Net change in net unrealized
appreciation (depreciation)	1,632,574	3,979,928
Net increase (decrease)
in net assets from operations	5,961,847	14,025,015

Capital Transactions
Contributions	41,078,898	21,855,319
Withdrawals	(18,093,322)	(14,941,264)
Net increase (decrease) in net assets
from capital transactions	22,985,574	6,914,055
Total Increase (Decrease) in Net Assets	28,947,421	20,939,070

Net Assets
At beginning of period	66,311,942	45,372,872
At end of period	$95,259,365	$66,311,942

The accompanying notes are an integral part of the financial statements

The Fund

33

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

FINANCIAL HIGHLIGHTS
			For the Period
	For the		January 28, 2003
	Six Months Ended	For the	(commencement
	March 31, 2005	Year Ended	of operations) to
	(Unaudited)	September 30, 2004	September 30, 2003

Total Return †	9.23%[a]	30.07%	29.85%[a]
Ratios/Supplemental data:
Expenses (to average
daily net assets) ††	0.97%[b]	1.03%	1.10%[b]
Net Investment Income (Loss)
(to average daily net assets) *	0.01%[b]	(0.10)%	(0.07)%[b]
Portfolio Turnover	36%[a]	123%	102%[a]

Net Assets, End of Period
(000’s omitted)	95,259	66,312	45,373

††	For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:
Ratios (to average daily net assets) (%):

Expenses	N/A	N/A	1.10%b
Net investment income (loss)	N/A	N/A	(0.07)%b

† Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial
statements.Total return would have been lower in the absence of expense waivers.

[a]	Not annualized.
[b]	Computed on an annualized basis.

34

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.The Boston Company Small Cap Value Portfolio (the “Portfolio”), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

At March 31, 2005, there were two funds,The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio (the “Funds”).The value of the Funds’ investment in the Portfolio reflects the Funds’ proportionate interests in the net assets of the Portfolio.At March 31, 2005,The Boston Company Small Cap Value Fund and the Dreyfus Premier Small Cap Equity Fund held 88% and 12% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

The Fund

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

(c) Income taxes:The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.The Portfolio allocates at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(d) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may

36

be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(e) Affiliated issuers: Affiliated issuers represent investments in other investment companies advised by The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

NOTE 2—Investment Advisory and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets.

The Portfolio has contracted Mellon Bank, N.A. (“Mellon Bank”), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide a custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus fees that are asset and transaction based, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio paid $38,592 during the period ended March 31, 2005.

The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio lending agent. Pursuant to this agreement the Mellon Bank receives an agreed upon percentage of the net lending revenues.This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust.The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

The Fund

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended March 31, 2005 were $48,874,469 and 27,077,106, respectively. For the period ended March 31, 2005, the Portfolio did not purchase or sell any long-term U.S. Government securities.

NOTE 4—Federal Taxes:

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at March 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$90,495,469
Gross unrealized appreciation	$14,051,775
Gross unrealized depreciation	(1,555,026)
Net unrealized appreciation	$12,496,749

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price.The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns.Writing puts and buying calls tend to increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value.

38

The underlying face amount at value of any open purchased options is shown in the Schedule of Investments.This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract’s terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the period ended March 31, 2005.

Futures contracts

The Portfolio may enter into futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations

The Fund

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At March 31, 2005, the Portfolio held futures contracts. See the Schedule of Investments for further details.

NOTE 6—Security Lending:

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities

40

fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

The Portfolio loaned securities during the period ended March 31, 2005 resulting in security lending income of $4,551. At March 31, 2005, the Portfolio had securities valued at $6,455,008 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the “Trust”) are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended March 31, 2005, the facility fee was $1,048 for the Portfolio.

During the period ended March 31, 2005, the Portfolio had average borrowings outstanding of $66,714 on a total of seven days and incurred $27 of interest expense.

The Fund

41

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that a fund’s Board of Trustees, including a majority of its Trustees who are not affiliated with the fund’s investment adviser or underwriter (the “Independent Trustees”) voting separately, approve the fund’s advisory agreement and the related fees on an annual basis.The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in The Boston Company Small Cap Value Portfolio (the “Portfolio”), which is managed by The Boston Company Asset Management (“TBCAM”). The Fund’s Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio.The members of the Fund’s Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and TBCAM. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from TBCAM a broad range of information in response to a written request prepared on their behalf by their own legal counsel.The Independent Trustees met alone in a private session with their legal counsel on September 15, 2004 to review these materials and to discuss the proposed continuation of the Fund’s advisory agreement.The entire Board then met on October 14, 2004.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: TBCAM’s audited balance sheets and income statements, as well as a profitability analysis of TBCAM, including a separate presentation of TBCAM’s profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: TBCAM’s Form ADV, as well as information concerning TBCAM’s executive management,

42

portfolio management, and client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee and expense ratio compared to other funds, and TBCAM’s separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance (rather than the Portfolio alone), as well as “fact sheets” prepared by TBCAM providing salient data about the Fund and Portfolio, including Portfolio’s holdings, strategies, recent market conditions and outlook, as well as TBCAM’s views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation (“Mellon”) and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio’s advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.The Trustees determined that the terms and conditions of the advisory agreement and the compensation to TBCAM provided therein are fair and reasonable, and they approved the continuation of the agreement for a one-year period. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by TBCAM. In their deliberations as to the continuation of the advisory agreement, the Trustees were also

The Fund

43

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have chosen to entrust TBCAM, under the supervision of the Trustees, to manage the portion of their assets invested in the Fund.

Among the specific factors the Trustees reviewed were the portfolio management, administrative, compliance and related services provided by TBCAM.The Trustees determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees observed that TBCAM had recently announced that it intended to implement a team approach to the portfolio management of its mutual funds, requiring that each fund have at least two portfolio managers, and expressed their support for this change.The Trustees reviewed the background and experience of the Portfolio’s two portfolio managers and also met with senior management of TBCAM to receive an overview of its organization, personnel, resources and strategic plans.Among other things, the Trustees considered the size, education and experience of TBCAM’s investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that TBCAM had the expertise and resources to manage the Portfolio effectively.

Investment Performance

The Board compared the relative investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by TBCAM with input from the Trustees.The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings with that universe. In addition to the comparative information provided in connection with the September 15, 2004 meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular quarterly Board meeting during the year.

The Lipper materials provided to the Board at the September 15, 2004 meeting indicated that the Fund’s performance for the 1 and 3-year

44

periods ended July 31, 2004 was 25.83% and 13.52% . The Trustees found that these results compared favorably with the Fund’s peer group of similar funds, the average performance of which was 22.00% and 9.42% for the same periods.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to TBCAM. The Portfolio’s contractual advisory fee was 0.80%, in the 3rd quintile of its peer group of funds, the median fee of which was 0.82% . The Portfolio’s net advisory fee, after giving effect to fee waivers, was 0.667%, below the peer group median net advisory fee of 0.79% . Based on the Lipper data, as well as other factors discussed herein, the Board determined that the Portfolio’s advisory fee is reasonable relative to its peer group averages, both with and without giving effect to fee waivers.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of TBCAM. Based on the additional scope and complexity of the services provided and responsibilities assumed by these advisers with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

The Board considered the Fund’s (rather than solely the Portfolio’s) expense ratio and compared it to that of its peer group of similar funds. The Board found that the Fund’s actual net expense ratio of 1.15% (after giving effect to expense limitations) was higher than the median net expense ratio of the peer group of 1.117% . The Board observed, however, that most of the other funds in the peer group were larger than the Fund.

TBCAM’s Profitability

The Board considered TBCAM’s profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by TBCAM or its affili-

The Fund

45

FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING
ADVISORY AGREEMENT (continued)

ated investment adviser, Standish Mellon Asset Management Company LLC (“Standish Mellon”) in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by TBCAM,TBCAM incurred losses in recent years in operating many of the investment companies in the Mellon family of funds, including the Portfolio and Fund, and achieved only marginal profitability as to several other funds. The Trustees observed that TBCAM had incurred losses in operating the Portfolio and the Fund in both 2002 and 2003.

Economies of Scale

While the Board recognized that economies of scale might be realized as the Fund grows, and noted that the Fund had increased in size in recent years, they also observed that, at approximately $103 million, it remained small relative to its peers.The Board concluded that, considering current asset growth prospects, the implementation of fee breakpoints or other fee reductions was not necessary at this time. The Trustees intend to review the need for breakpoints in connection with future investment advisory agreement approval deliberations.

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Funds. Mellon affiliates provide custodial, administrative, transfer agency and securities lending services to the Funds. In each case, such affiliates were selected on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Trustees, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Fund; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the

46

same or similar services for similar compensation; and (iv) the fees payable by the Fund to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided.The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Fund and the Mellon Institutional Funds as a group.

———————

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio’s advisory agreement and the compensation to TBCAM provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one year period.

The Fund

47

Mellon Institutional Funds Master Portfolio
T h e B o s to n C o m p a ny S m a l l	C a p	Va l u e	P o r tfo l i o

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended March 31, 2005. The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

I N D E P E N D E N T T R U S T E E S
Samuel C. Fleming (65)
Trustee (1986)
c/o Decision Resources, Inc., 260 Charles Street,Waltham, MA 02453
Principal Occupation During Past 5 Years:
• Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $785 (Portfolio)
———————
Caleb Loring III (62)
Trustee (1986)
c/o Essex Street Associates, P.O. Box 181, Beverly, MA 01915
Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)
Number of Portfolios in Fund Complex Overseen by Trustee 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $863 (Portfolio)
———————
Benjamin M. Friedman (61)
Trustee (1986)
c/o Harvard University, Cambridge, MA 02138
Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $785 (Portfolio)

48

I N D E P E N D E N T T R U S T E E S ( c o n t i n u e d )
John H. Hewitt (70)
Trustee (1986)
P.O. Box 2333, New London, NH 03257
Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $250 (Fund); $785 (Portfolio)

I N T E R E S T E D T R U S T E E S
Patrick J. Sheppard (40)
Trustee, President and Chief Executive Officer (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management;
formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 31
Trustee Remuneration (period ended March 31, 2005): $0 (Fund)

P R I N C I PA L O F F I C E R S W H O A R E N O T T R U S T E E S
Barbara A. McCann (44)
Vice President and Secretary (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of Operations, Mellon Institutional Asset Management; for-
merly First Vice President, Mellon Institutional Asset Management and Mellon Global
Investments
———————
Steven M. Anderson (40)
Vice President (1999) and Treasurer (2002)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Institutional Asset Management,
Institutional Asset

The Fund

49

TRUSTEES AND OFFICERS (continued)
P R I N C I PA L O F F I C E R S W H O A R E N O T T R U S T E E S ( c o n t i n u e d )
Denise B. Kneeland (54)
Assistant Vice President (1996)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Manager, Mutual Funds Operations, Mellon Institutional Asset
Management
———————
Cara E. Hultgren (34)
Assistant Vice President (2001)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Assistant Vice President and Manager, Shareholder Services, Mellon Institutional Asset
Management since 2001; Shareholder Representative, Standish Mellon Asset Management.
———————
Jan F. Jumet (39)
Chief Compliance Officer (2004)
Standish Mellon Asset Management Company LLC, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Compliance Officer for Standish Mellon Asset Management
Company LLC; formerly Director of Compliance and Administration and Chief
Administration Officer for Standish Mellon Asset Management Company LLC, Senior Vice
President and Chief Administration Officer for Mellon Bond Associates, LLP, and First Vice
President and Senior Sales Associate for Mellon Institutional Asset Management

50

NOTES

For	More	Information

Dreyfus Premier
Small Cap Equity Fund
200 Park Avenue
New York, NY 10166

Investment Advisor
(to the Master Portfolio)
The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Custodian and Sub Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

P:\Edgar Filings\Pending\720\NCSR-SEMI-720-5-2005\formncsr720.DOC

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Stock Funds

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 20, 2005

P:\Edgar Filings\Pending\720\NCSR-SEMI-720-5-2005\formncsr720.DOC

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 20, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 20, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

P:\Edgar Filings\Pending\720\NCSR-SEMI-720-5-2005\formncsr720.DOC